                                                                    EXHIBIT 10.2

                           DATED 9TH NOVEMBER, 1999

                       CHARTERED SILICON PARTNERS PTE LTD
                                   AS BORROWER

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
              BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
                        CITIBANK, N.A., SINGAPORE BRANCH
                           OVERSEAS UNION BANK LIMITED
                  THE SUMITOMO BANK, LIMITED, SINGAPORE BRANCH
                                  AS ARRANGERS

                 DEN DANSKE BANK AKTIESELSKAB, SINGAPORE BRANCH
                             AS SENIOR LEAD MANAGER

              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
                                 AS LEAD MANAGER

                    THE SANWA BANK, LIMITED, SINGAPORE BRANCH
                                   AS MANAGER

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
              BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
                        CITIBANK, N.A., SINGAPORE BRANCH
                           OVERSEAS UNION BANK LIMITED
                  THE SUMITOMO BANK, LIMITED, SINGAPORE BRANCH
                    THE SANWA BANK, LIMITED, SINGAPORE BRANCH
              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
                 DEN DANSKE BANK AKTIESELSKAB, SINGAPORE BRANCH
                               AS GUARANTOR BANKS

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
              BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
                        CITIBANK, N.A., SINGAPORE BRANCH
                           OVERSEAS UNION BANK LIMITED
                  THE SUMITOMO BANK, LIMITED, SINGAPORE BRANCH
              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
                 DEN DANSKE BANK AKTIESELSKAB, SINGAPORE BRANCH
                                AS LENDING BANKS

                                     - AND -

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                                    AS AGENT

                   ------------------------------------------

                          SECOND SUPPLEMENTAL AGREEMENT
                 (BEING SUPPLEMENTAL TO THE CREDIT AGREEMENT FOR
                     (1) A S$236,800,000 GUARANTEE FACILITY
                     (2) A US$143,200,000 TERM LOAN FACILITY
                    DATED 12TH MARCH, 1998 AS SUPPLEMENTED BY
                        THE FIRST SUPPLEMENTAL AGREEMENT
                           DATED 14TH DECEMBER, 1998)

                   ------------------------------------------

                                ALLEN & GLEDHILL,
                           36, ROBINSON ROAD, #18-01,
                                   CITY HOUSE,
                                SINGAPORE 068877.

                                 C O N T E N T S

         CLAUSE         HEADING                                                             PAGE
         ------         -------                                                             ----
         1.             INTERPRETATION                                                         1

         2.             AMENDMENTS TO CREDIT AGREEMENT                                         2

         3.             REPRESENTATIONS AND WARRANTIES                                         7

         4.             INCORPORATION                                                          8

         5.             EXPENSES AND STAMP DUTY                                                8

         6.             GOVERNING LAW                                                          8

                        SCHEDULE 1       -        THE GUARANTOR BANKS AND
                                                  THE LENDING BANKS                            9

                        SCHEDULE 2       -        CONDITIONS PRECEDENT                        10

                        APPENDIX 1       -        FORM OF ATI GUARANTEE                       12

                        APPENDIX 2       -        FORM OF HP GUARANTEE                        25

                        APPENDIX 3       -        FORM OF SECOND SUPPLEMENTAL
                                                  SHAREHOLDERS UNDERTAKING                    38


     T H I  S    S  E  C  O  N  D    S  U  P  P  L  E  M  E  N  T  A  L
A G R E E M E N T  is made on 9th November, 1999  B E T W E E N:-

(1)  CHARTERED SILICON PARTNERS PTE LTD (the "Borrower");

(2) ABN AMRO BANK N.V., SINGAPORE BRANCH, BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH, CITIBANK, N.A., SINGAPORE BRANCH, OVERSEAS UNION BANK LIMITED and THE SUMITOMO BANK, LIMITED, SINGAPORE BRANCH (the "Arrangers");

(3) THE SEVERAL BANKS AND FINANCIAL INSTITUTIONS named in Part A of Schedule 1 (the "Guarantor Banks");

(4) THE SEVERAL BANKS AND FINANCIAL INSTITUTIONS named in Part B of Schedule 1 (the "Lending Banks"); and

(5) ABN AMRO BANK N.V., SINGAPORE BRANCH, as agent for and on behalf of the Banks (in such capacity, the "Agent", which expression shall include any of its successors in such capacity),

and is supplemental to a Credit Agreement (the "Credit Agreement") dated 12th March, 1998 made between (1) the Borrower, (2) the Arrangers, (3) the Guarantor Banks, (4) the Lending Banks and (5) the Agent, as supplemented by a first supplemental agreement (the "First Supplemental Agreement") dated 14th December, 1998 made between the parties to the Credit Agreement.

     W H E R E A S:-

(A) Pursuant to the Credit Agreement, (1) the Guarantor Banks agreed to grant to the Borrower a S$236,800,000 guarantee facility and (2) the Lending Banks agreed to grant to the Borrower a US$143,200,000 term loan facility, upon the terms and subject to the conditions of the Credit Agreement.

(B) Pursuant to the First Supplemental Agreement, the Borrower, the Arrangers, the Guarantor Banks, the Lending Banks and the Agent have agreed to amend the Credit Agreement to, inter alia, amend the applicable interest rate.

(C) The Borrower wishes to amend certain provisions of the Credit Agreement (as supplemented by the First Supplemental Agreement) and has requested the Arrangers, the Guarantor Banks, the Lending Banks and the Agent to make, and the Arrangers, the Guarantor Banks, the Lending Banks and the Agent have agreed on the terms and subject to the conditions set out in this Supplemental Agreement to make, the amendments to the Credit Agreement (as supplemented by the First Supplemental Agreement) set out in this Supplemental Agreement.







                  I T    I S    A G R E E D   as follows:-

1.   INTERPRETATION

(A) In this Supplemental Agreement, except where the context otherwise requires:-

     "Amended and Restated Shareholders Undertaking" means the amended and restated shareholders undertaking between (1) the Borrower, as borrower, (2) the Shareholders, as shareholders, and (3) the Agent, as agent, substantially in the form of the Schedule to the Second Supplemental Shareholders Undertaking (or in such other form as may be approved by the Agent and the Banks);

     "ATI Guarantee" means a guarantee from Agilent Technologies Inc. in favour of the Agent, substantially in the form of Appendix 1;

     "Effective Date" has the meaning ascribed to it in Clause 2;

     "HP Guarantee" means a guarantee from Hewlett-Packard Company in favour of the Agent, substantially in the form of Appendix 2;

     "Second Supplemental Shareholders Undertaking" means the second supplemental shareholders undertaking between (1) the Borrower, as borrower, (2) the Shareholders, as shareholders, and (3) the Agent, as agent, substantially in the form of Appendix 3 (or in such other form as may be approved by the Agent and the Banks); and

     "Supplemental Documents" means the ATI Guarantee, the HP Guarantee, this Supplemental Agreement and the Second Supplemental Shareholders Undertaking.

(B) All terms and references used in this Supplemental Agreement and which are defined or construed in the Credit Agreement but are not defined or construed in this Supplemental Agreement shall have the same meaning and construction in this Supplemental Agreement. All references hereafter in this Supplemental Agreement to the Credit Agreement shall be to the Credit Agreement as amended, supplemented or modified by the First Supplemental Agreement.

(C) The headings in this Supplemental Agreement are inserted for convenience only and shall be ignored in construing this Supplemental Agreement. Unless otherwise stated, references to the "Appendices", "Clauses" and "Schedules" are to be construed as references to the appendices to, the clauses of, and the schedules to this Supplemental Agreement.

2.   AMENDMENTS TO CREDIT AGREEMENT

     The Borrower and each other party to this Supplemental Agreement agree that
with effect from     November, 1999 (or such other date as may be agreed between the Borrower and each other party to this Supplemental Agreement) (the "Effective Date"), the Credit Agreement shall be amended as follows:-

                  (1) Clause 1(A) of the Credit Agreement shall be amended as follows:-

                      (a)      by inserting the following new definitions:-

                              " "ATE" means Agilent Technologies Europe B.V., a company
                    incorporated in the Netherlands;";

                    " "ATI" means Agilent Technologies Inc., a company incorporated in Delaware, United States of America;";



                    " "ATI Guarantee" means the guarantee from ATI in favour of the Agent, substantially in the identified form which shall be effective for the period commencing on and from 1st April, 2001 and ending on 31st March, 2003;";

                    " "HP Guarantee" means the guarantee from HP in favour of the Agent, substantially in the identified form;";

                    " "Security Documents" means the ATI
                    Guarantee, the HP Guarantee and the
                    Shareholders Undertaking and any and every other document from time to time executed to guarantee, secure or otherwise assure the performance of the obligations of the Borrower under or in connection with this Agreement (and any reference to a Security Document shall be a reference to that Security Document as from time to time amended, modified or supplemented and any document which amends, modifies or supplements that Security Document);"; and

                    " "Shareholder Obligors" means:-

                    (i)     the Shareholders;

                    (ii)    (for the period commencing on and
                            from the date hereof and for so long
                            as HP has any obligations under the
                            HP Guarantee) HP; and

                    (iii)   (for the period commencing on and
                            from 1st April, 2001 and for so long
                            as ATI has any obligations under the
                            ATI Guarantee) ATI;";

           (b) the definition of "Financing Documents" shall be amended by substituting the words "Shareholders Undertaking" appearing in lines 1 and 2 thereof with the words "Security Documents";

           (c) the definition of "Equity" shall be amended by inserting the words "but without double counting," before the words "the sum" appearing in line 1 thereof;

           (d)      the definition of "HPE" shall be deleted in its entirety;

           (e) the definition of "Joint Venture Agreement" shall be deleted in its entirety and substituted with the following definition:-

                    " "Joint Venture Agreement" means the joint
                    venture agreement dated 13th March, 1997
                    made between (1) CSM, (2) EDBI, and (3) Hewlett-Packard Europe B.V., as amended by an amendment agreement No. 1 dated 4th July, 1997 and an amendment agreement No.2 dated 1st October, 1999 made between (a) CSM, (b) EDBI and (c) Hewlett-Packard Europe B.V. and as further amended by a deed
                    of accession and ratification dated     made between CSM,
                    EDBI, HPE and ATE (and any reference to the Joint Venture Agreement includes the Joint Venture Agreement as from time to time amended, modified or supplemented and any document which amends, modifies or supplements the Joint Venture Agreement) and all references to "the date of the Joint Venture Agreement" shall mean 13th March, 1997;"; and

               (f) the definition of "Shareholders" shall be amended by substituting the word "HPE" with the word "ATE";

          (2) Clause 5(E) of the Credit Agreement shall be amended by inserting the word "Obligor" after the word "Shareholder" appearing in lines 5, 9 and 15 thereof;

          (3)  Clause 14 of the Credit Agreement shall be amended as follows:-

               (a) paragraph (16)(b) shall be amended by substituting the word "HP" appearing in line 1 thereof with the word "ATI"; and

               (b)  paragraph (17)(a) shall be amended as follows:-

                    (i) by inserting the words "at the date of the relevant Information Package" before the word "(a)" appearing in line 1 thereof; and

                    (ii) by substituting the word "the" appearing before the
                         words "Information Package" appearing in lines 1 and 2 thereof with the word "any"; and

               (c) paragraph (17)(b) shall be amended by substituting the word "the" appearing after the words "forecasts in" appearing in line 1 thereof with the word "such";

          (4) Clause 17(A) of the Credit Agreement shall be amended as follows:-

               (a) wherever the words "other than a Shareholder which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking" shall appear, there shall be added the words "or ATI which has discharged all its obligations under the ATI Guarantee or HP which has discharged all its obligations under the HP Guarantee";

               (b)  paragraph (1) shall be amended as follows:-

                    (i) by inserting the word "Obligor" after the word "Shareholder" appearing in line 3 thereof; and

                    (ii) by substituting the words "Shareholders Undertaking"
                         appearing in line 4 thereof with the words "Financing Documents to which it is a party";

               (c)  paragraph (2)(b) shall be amended as follows:-

                    (i) by inserting the word "Obligor" after the word "Shareholder" appearing in lines 1 and 3 thereof; and

                    (ii) by substituting the words "Shareholders Undertaking"
                         appearing in line 4 thereof with the words "Financing Documents to which it is a party";

               (d)  paragraph 3(b) shall be amended as follows:-

                    (i) by inserting the word "Obligor" after the word "Shareholder" appearing after the word "any" in line 2 thereof; and

                    (ii) by substituting the words "Shareholders Undertaking"
                         appearing in lines 2 and 3 thereof with the words "Financing Documents to which it is a party";

               (e) paragraph 4 shall be amended by inserting the word "Obligor" after the word "Shareholder" appearing twice in line 2 thereof;

               (f) paragraph 5 shall be amended by inserting the word "Obligor" after the word "Shareholder" appearing once in line 1 and twice in line 18 thereof;

               (g) paragraph 6 shall be amended by inserting the word "Obligor" after the word "Shareholder" appearing twice in line 4 thereof;

               (h) paragraph 7 shall be amended by inserting the word "Obligor" after the word "Shareholder" appearing in lines 2 and 3 thereof;

               (i) paragraph 8 shall be amended by inserting the word "Obligor" after the word "Shareholder" appearing in lines 2, 3, 11, 12 and 15 thereof;

               (j) paragraph 9 shall be amended by inserting the word "Obligor" after the word "Shareholder" appearing in lines 1 and 2 thereof;

               (k) paragraph 10 shall be amended by inserting the word "Obligor" after the word "Shareholder" appearing in lines 4 and 5 thereof;

               (l)  paragraph 12 shall be amended as follows:-

                    (i) by inserting the word "Obligor" after the word "Shareholder" appearing in line 4 thereof; and

                    (ii) by substituting the words "Shareholders Undertaking"
                         appearing in line 5 thereof with the words "Financing Documents to which it is a party";

               (m)  paragraph 13 shall be amended as follows:-

                    (i) by substituting the words "Shareholders Undertaking" appearing in line 4 thereof with the words "Financing Documents to which any of the Shareholder Obligors is a party"; and

                    (ii) by inserting the word "Obligor" after the word
                         "Shareholder" appearing in lines 5 and 7 thereof;

               (n)  paragraph 14 shall be amended as follows:-

                    (i) by inserting the word "Obligor" after the word "Shareholder" appearing in lines 7 and 11 thereof; and

                    (ii) by substituting the words "Shareholders Undertaking"
                         appearing in line 9 thereof with the words "Financing Documents to which it is a party";

               (o) paragraph 20(b) shall be amended by substituting the word "HP" appearing in line 1 thereof with the word "ATI";

               (p)  paragraph 21 shall be amended by inserting the word
                   "Obligor" after the word "Shareholder" appearing in lines 1 and 2 thereof; and



               (q)  paragraph 23 shall be amended as follows:-

                    (i) by inserting the word "Obligor" after the word "Shareholder" appearing in lines 6 and 7 thereof; and

                    (ii) by substituting the words "Shareholders Undertaking"
                         appearing in lines 10 and 11 thereof with the words "Financing Documents to which it is a party"; and

          (5)  Clause 20 of the Credit Agreement shall be amended as follows:-

               (a) paragraph (B)(1) shall be amended by inserting the word "Obligor" after the word "Shareholder" appearing in line 3 thereof;

               (b) paragraph (C)(5) shall be amended by inserting the word "Obligor" after the word "Shareholder" appearing in line 4 thereof;

               (c) paragraph (D)(1) shall be amended by inserting the word "Obligor" after the word "Shareholder" appearing in line 4 thereof;

               (d) paragraph (D)(2) shall be amended by inserting the word "Obligor" after the word "Shareholder" appearing in lines 3 and 4 thereof;

               (e) paragraph (G) shall be amended by substituting the word "Shareholders" appearing in line 5 thereof with the words "Shareholder Obligors";

               (f) paragraph (G)(2) shall be amended by inserting the word "Obligor" after the word "Shareholder" appearing in line 5 thereof; and

               (g) paragraph (G)(3) shall be amended by inserting the word "Obligor" after the word "Shareholder" appearing in line 3 thereof,

provided that (I) on or before the Effective Date, the Agent has notified the Borrower and the Banks that it has received (in form and substance satisfactory to it) each of the documents specified in Schedule 2 and (II) on the Effective Date (aa) the representations and warranties contained in Clause 14 of the Credit Agreement (as amended by this Supplemental Agreement) and in Clause 3 of this Supplemental Agreement are true and correct in all respects as of the Effective Date as if made on the Effective Date with respect to the facts and circumstances existing at such date and (bb) no Event of Default or Potential Event of Default has occurred.




3.                REPRESENTATIONS AND WARRANTIES

                  The Borrower represents and warrants to and for the benefit of each other party to this Supplemental Agreement that:-

                  (1) all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order (a) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under the Supplemental Documents and (b) to make the Supplemental Documents admissible in evidence in the courts of Singapore, have been taken, fulfilled and done;

                  (2) its entry into, exercise of its rights and/or performance of or compliance with its obligations under the Supplemental Documents do not and will not violate (a) any law to which it is subject, (b) its Memorandum and Articles of Association or (c) to an extent or in a manner which has or will have a material adverse effect on it, any agreement to which it is a party or which is binding on it or its assets; and

                  (3) this Supplemental Agreement, the Credit Agreement (as amended by this Supplemental Agreement) and the other Supplemental Documents constitute its valid, binding and enforceable obligations.

4.                INCORPORATION

(A) The Credit Agreement and this Supplemental Agreement shall be read and construed as one document and this Supplemental Agreement shall be considered as part of the Credit Agreement and, without prejudice to the generality of the foregoing, where the context so allows, references in the Credit Agreement to "this Agreement", howsoever expressed, shall be read and construed as references to the Credit Agreement as amended, modified or supplemented by this Supplemental Agreement.

(B) Except to the extent expressly amended by the provisions of this Supplemental Agreement, the terms and conditions of the Credit Agreement and all other instruments and agreements executed, delivered or entered into thereunder or pursuant thereto are hereby confirmed and shall remain in full force and effect.

5.                EXPENSES AND STAMP DUTY

                  The Borrower shall pay:-

                  (i) on demand, all costs and expenses (including legal fees and all goods and services, value added and other duties or taxes payable on such costs and expenses) reasonably incurred by the Agent and/or the Arrangers in connection with the preparation, negotiation or entry into of the Supplemental Documents; and


                  (ii) promptly, and in any event before any interest or penalty becomes payable, any stamp, goods and services, value added, documentary, registration or similar duty or tax payable in connection with the entry into, enforcement and admissibility in evidence of the Supplemental Documents and shall indemnify the Agent, the Arrangers, the Guarantor Banks and the Lending Banks against any liability with respect to or resulting from any delay in paying or omission to pay any such duty or tax.

6.                GOVERNING LAW

                  This Supplemental Agreement shall be governed by, and construed in accordance with, the laws of Singapore.

                                S C H E D U L E   1


                            Part A - Guarantor Banks


1.       ABN AMRO Bank, N.V., Singapore Branch

2.       Bayerische Landesbank Girozentrale, Singapore Branch

3.       Citibank, N.A., Singapore Branch

4.       Overseas Union Bank Limited

5.       The Sumitomo Bank, Limited, Singapore Branch

6.       The Sanwa Bank, Limited, Singapore Branch

7.       The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch

8.       Den Danske Bank Aktieselskab, Singapore Branch


                             Part B - Lending Banks


1.       ABN AMRO Bank, N.V., Singapore Branch

2.       Bayerische Landesbank Girozentrale, Singapore Branch

3.       Citibank, N.A., Singapore Branch

4.       Overseas Union Bank Limited

5.       The Sumitomo Bank, Limited, Singapore Branch

6.       The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch

7.       Den Danske Bank Aktieselskab, Singapore Branch

                                S C H E D U L E   2

                              CONDITIONS PRECEDENT


1. A certified copy of each of (1) the certificate of incorporation (or its equivalent) of each of ATI, ATE and HP, (2) the Memorandum and Articles of Association (or its equivalent) of each of ATI, ATE and HP.

2. A copy, certified true by an authorised officer of the Borrower as being in full force and effect on the date thereof, of:-

                  (1) all actions required to be taken by the Borrower (a) authorising the entry into of the Supplemental Documents and (b) authorising appropriate persons to execute and deliver the Supplemental Documents on behalf of the Borrower and to take any action contemplated in the Supplemental Documents; and

                  (2) all necessary consents required by the Borrower for the execution, delivery and performance of the Supplemental Documents or, if no such consents are necessary, a certificate to that effect from a person duly authorised by the Borrower so to certify.

3. Specimen signatures of the respective persons referred to in paragraph 2 above, duly certified by an authorised officer of the Borrower, together with certificates of incumbency, also duly certified, in respect of each such person.

4. A copy, certified true by an authorised officer of each of ATE, ATI, CSM, EDBI and HP as being in full force and effect on the date thereof, of:-

                  (1) all actions required to be taken by that party (a) authorising the entry into of the Supplemental Documents to which it is a party and (b) authorising appropriate persons to execute and deliver the Supplemental Documents to which it is a party on behalf of that party and to take any action contemplated in the Supplemental Documents to which it is a party; and

                  (2) all necessary consents required by that party for the execution, delivery and performance of the Supplemental Documents to which it is a party or, if no such consents are necessary, a certificate to that effect from a person duly authorised by that party so to certify.

5. Specimen signatures of the respective persons referred to in paragraph 4 above, duly certified by an authorised officer of each of ATE, ATI, CSM, EDBI and HP, together with certificates of incumbency, also duly certified, in respect of each such person.

6. The Second Supplemental Shareholders Undertaking, together with all documents which may be required or necessary for the purposes of perfecting the Second Supplemental Shareholders Undertaking, duly executed by the Borrower, each of ATE, CSM and EDBI and the Agent.

7. The ATI Guarantee, together with all documents which may be required or necessary for the purposes of perfecting the ATI Guarantee, duly executed by ATI.

8. The HP Guarantee, together with all documents which may be required or necessary for the purposes of perfecting the HP Guarantee, duly executed by HP.

9. Legal opinions dated on or after the date of this Supplemental Agreement from:-

                  (1) Caron & Stevens/Baker & McKenzie, legal advisers in the Netherlands to the Arrangers, the Banks and the Agent, as to such matters of the laws of the Netherlands relevant to the Second Supplemental Shareholders Undertaking as the Agent may request;

                  (2) Wilson Sonsini Goodrich & Rosati, legal advisers in the United States of America to the Arrangers, the Banks and the Agent, as to such matters of the laws of the United States of America relevant to the ATI Guarantee and the HP Guarantee as the Agent may request; and

                  (3) Allen & Gledhill, legal advisers in Singapore to the Arrangers, the Banks and the Agent, as to such matters of the laws of Singapore relevant to the Supplemental Documents as the Agent may request.

                                A P P E N D I X   1


                              FORM OF ATI GUARANTEE

                              DATED NOVEMBER, 1999






                           AGILENT TECHNOLOGIES, INC.
                                     AS ATI


                                     - AND -


                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                                    AS AGENT








                -------------------------------------------------



                                  ATI GUARANTEE


                -------------------------------------------------








                                ALLEN & GLEDHILL,
                           36, ROBINSON ROAD, #18-01,
                                   CITY HOUSE,
                                SINGAPORE 068877.

                                 C O N T E N T S


CLAUSE            HEADING                                                  PAGE
------            -------                                                  -----
1.                INTERPRETATION


2.                UNDERTAKINGS BY ATI


3.                REPRESENTATIONS AND WARRANTIES


4.                UNDERTAKINGS


5.                PAYMENTS


6.                NATURE OF RIGHTS AND OBLIGATIONS


7.                EXPENSES


8.                BENEFIT OF AGREEMENT


9.                WAIVERS


10.               COMMUNICATIONS


11.               PARTIAL INVALIDITY


12.               GOVERNING LAW AND JURISDICTION



                  T H I S   G U A R A N T E E  is made on       November, 1999
                  B E T W E E N:-

(1) AGILENT TECHNOLOGIES, INC ("ATI"), a company incorporated in Delaware with its registered office at 1209, Orange Street, Wilmington, Delaware 19801, County of New Castle, Delaware; and

(2) ABN AMRO BANK N.V., SINGAPORE BRANCH, a banking corporation incorporated in the Netherlands and acting through its Singapore branch at 63, Chulia Street, Singapore 049514, as agent for and on behalf of the Banks (in such capacity, the "Agent", which expression shall include any of its successors in such capacity).

                  W H E R E A S:-

(A) By a Credit Agreement (the Credit Agreement as amended by the First Supplemental Agreement (as defined below) and the Second Supplemental Agreement (as defined below), the "Credit Agreement") dated 12th March, 1998 made between (1) Chartered Silicon Partners Pte Ltd (the "Borrower"), a company incorporated in Singapore with its registered office at 60, Woodlands Industrial Park D, Street 2, Singapore 738406, as borrower, (2) ABN AMRO Bank N.V., Singapore Branch, Bayerische Landesbank Girozentrale, Singapore Branch, Citibank, N.A., Singapore Branch, Overseas Union Bank Limited and The Sumitomo Bank, Limited, Singapore Branch, as arrangers, (3) the Guarantor Banks named therein (the "Guarantor Banks"), as guarantor banks, (4) the Lending Banks named therein (the "Lending Banks"), as lending banks, and (5) the Agent, as agent, the Guarantor Banks agreed to grant to the Borrower a S$236,800,000 guarantee facility and the Lending Banks agreed to grant to the Borrower a US$143,200,000 term loan facility, upon the terms and subject to the conditions of the Credit Agreement.

(B) By a Shareholders Undertaking dated 1st July, 1998 made between (1) the Borrower, as borrower, (2) the Shareholders named therein, as shareholders, and (3) the Agent, as agent, as amended and restated by the First Supplemental Shareholders Undertaking (as defined below) and the Second Supplemental Shareholders Undertaking (as defined below) (the "Shareholders Undertaking"), the Shareholders have agreed to give the undertakings therein contained to the Agent and the Banks as security for the obligations of the Borrower under or in connection with the Credit Agreement.

(C) ATI (after giving due consideration to the terms and conditions of the Financing Documents (as defined below) and satisfying itself that there are reasonable grounds for believing that the entry into by it of this Guarantee will benefit it) has agreed to enter into this Guarantee and give the undertakings provided in this Guarantee.

                  I T    I S    A G R E E D  as follows:-

1.                INTERPRETATION

(A) Definitions: In this Guarantee, except to the extent that the context requires otherwise:-

                  "ATE" means Agilent Technologies Europe B.V., a company incorporated in the Netherlands;

                  "Financing Documents" means the Credit Agreement and the Security Documents;

                  "First Supplemental Agreement" means the first supplemental agreement dated 14th December, 1998 between the parties to the Credit Agreement, being supplemental to the Credit Agreement;

                  "First Supplemental Shareholders Undertaking" means the supplemental shareholders' undertaking dated 16th December, 1998 made between the parties to the Shareholders Undertaking;

                  "Second Supplemental Shareholders Undertaking" means the
                  supplemental shareholders' undertaking dated     November,
                  1999 made between the parties to the Shareholders Undertaking;

                  "Second Supplemental Agreement" means the second supplemental
                  agreement dated     November, 1999 between the parties to the
                  Credit Agreement, being

                  supplemental to the Credit Agreement as supplemented by the First Supplemental Agreement; and

                  "Termination Date" means, in relation to ATI, the date on which ATI has fulfilled all its obligations under Clause 2(A).

(B) Financing Documents: All terms and references used in this Guarantee and which are defined or construed in the Financing Documents but are not defined or construed in this Guarantee shall have the same meaning and construction in this Guarantee. Any reference in this Guarantee to a Financing Document shall include that Financing Document as amended, modified or supplemented from time to time and any document which amends, modifies or supplements that Financing Document.

(C) This Guarantee: Except to the extent that the context otherwise requires, any reference to "this Guarantee" includes this Guarantee as from time to time amended, modified or supplemented and any document which is supplemental hereto.

(D) Headings and Clauses: The headings in this Guarantee are inserted for convenience only and shall be ignored in construing this Guarantee. Unless the context otherwise requires, words denoting the singular number only shall include the plural and vice versa. References to a statute shall be deemed to be references to that statute as from time to time amended or re-enacted. Save as otherwise indicated, references to "Clauses" are to be construed as references to the clauses of this Guarantee.

2.                UNDERTAKINGS BY ATI

(A) Guarantee: In consideration of the Banks agreeing to grant their respective shares of the Facility to the Borrower and/or the Banks otherwise acting under or in connection with the Financing Documents (copies of which ATI acknowledges receipt), ATI hereby unconditionally and irrevocably guarantees to the Agent and each of the Banks, as a continuing guarantee subject to Clause 2(C), the due and punctual performance by ATE of all its obligations, commitments and undertakings under or pursuant to the Shareholders Undertaking, including but not limited to, the due and punctual payment by ATE of all sums whatsoever which are or at any time may be or become due from or owing by ATE under the Shareholders Undertaking, including without limitation, under Clause 2(A)(1), 2(A)(2) and/or 2(A)(3) of the Shareholders Undertaking, and unconditionally and irrevocably undertakes and agrees that, if for any reason ATE does not perform any of its obligations under the Shareholders Undertaking (including the payment of any sums thereunder) by the time, on the date, in the currency and otherwise in the manner specified in the Shareholders Undertaking, ATI will, on demand by the Agent or any of the Banks, perform such obligation on behalf of ATE (including, without limitation, paying on behalf of ATE, or ensuring the payment of, such sums to the Borrower (in the case of any such sums due under Clause 2(A)(2) and/or Clause 2(A)(3) of the Shareholders Undertaking) or undertaking on behalf of ATE, or ensuring the undertaking of, the relevant expenditure (in the case of any such sums due under Clause 2(A)(1) of the Shareholders Undertaking)).

(B) Obligations Unconditional: The obligations of ATI under this Clause are unconditional and absolute, irrespective of (1) any event, however fundamental, outside the control of the Borrower or ATI or any other person preventing the Borrower from achieving Completion by the Scheduled Completion Date, (2) any winding-up, liquidation or dissolution of the Borrower, (3) any Event of Default or action taken by the Agent or any Bank under the Financing Documents or any enforcement of any security constituted by any Financing Document, (4) whether the Project or the business of the Borrower is being carried on by any receiver, judicial manager or other person and (5) any other circumstances whatsoever.

(C) Termination: ATI's obligations under this Agreement shall take effect on and from 1st April, 2001 and shall terminate on 31st March, 2003 (the "End Date") without prejudice to any obligation accrued before the End Date and Provided That the representation and warranty made by ATI in Clause 3(11) below and repeated in accordance with the provisions of Clause 3(12) below shall take effect from the date of this Agreement.

3.                REPRESENTATIONS AND WARRANTIES

(A) ATI represents and warrants to and for the benefit of the Agent and each of the Banks that:-

               (1) Status: it is a company duly incorporated and validly existing under the laws of the State of Delaware, and has the power and authority to own its assets and to conduct the business which it conducts;

               (2) Powers: it has the power to enter into, exercise its rights and perform and comply with its obligations under this Guarantee;

               (3) Authorisations and Consents: all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order (a) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Guarantee, (b) to ensure that those obligations are valid, legally binding and enforceable, and (c) to make this Guarantee admissible in evidence in the courts of Singapore and the State of Delaware have been taken, fulfilled and done;


               (4) Non-Violation of Laws: its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Guarantee do not and will not violate, or exceed any power or restriction granted or imposed by, (a) any law to which it is subject or (b) its constitutive documents;

               (5) Obligations Binding: its obligations under this Guarantee are valid, binding and enforceable;

               (6) Non-Violation of Other Agreements: its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Guarantee do not and will not violate, to an extent or in a manner which has or will have a material adverse effect on it, any agreement to which it is a party or which is binding on it or its assets;

               (7) No Material Adverse Change: there has been no material adverse change in its financial condition or operations since the date of its last published annual report;

               (8) Litigation: no litigation, arbitration or administrative proceeding is current or pending (a) to restrain the entry into, exercise of its rights under and/or performance or enforcement of or compliance with its obligations under this Guarantee or (b) which has or will have a material adverse effect on it;

               (9) Winding-up: no meeting has been convened for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them, no such step is intended by it and, so far as it is aware, no petition, application or the like is outstanding for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them;

               (10) No Default: as far as it is aware after having made all due and proper enquiries, no Event of Default or Potential Event of Default has occurred, and it is not in breach of or default under any agreement to an extent or in a manner which has or will have a material adverse effect on it;

               (11) Information Pack: at 13th October, 1999, the information in the Information Pack relating to, and provided by, it was true, complete and accurate in all material respects; and

               (12) Repetition: each of the above representations and warranties will be correct and complied with in all material respects at all times up to the Termination Date as if repeated then by reference to the then existing circumstances.


4.              UNDERTAKINGS

                ATI undertakes that, at all times prior to the Termination
                Date:-

                (1) it will, as soon as available and in any event within 180 days after the end of each of its financial years (beginning with the current one), deliver, or cause to be delivered, to the Agent enough copies for the Banks (on the basis of one copy for each Bank) of its published annual report as at the end of and for that financial year;

                  (2) Litigation: it will, as soon as reasonably practicable, deliver to the Agent for distribution to the Banks details of any litigation, arbitration or administrative proceeding which, if to its knowledge had been current or pending at the date of this Guarantee, would have rendered the representation and warranty in Clause 3(8) incorrect;

                  (3) Other Information: it will, as soon as reasonably practicable, deliver to the Agent for distribution to the Banks such other information relating to its financial condition or business of it as the Agent (or any Bank through the Agent) may from time to time reasonably require (except for information of a proprietary nature or which is reasonably regarded by it as confidential); and

                  (4) Further Assurance: it will from time to time on reasonable request by the Agent acting on the instructions of the Majority Banks do or procure the doing of all such acts and will execute or procure the execution of all such documents as may be reasonably necessary for giving full effect to this Guarantee or securing to the Agent and the Banks the full benefits of all rights, powers and remedies conferred upon the Agent and the Banks in this Guarantee.

5.                PAYMENTS

(A) Taxes: (1) All sums payable by ATI under this Guarantee shall be paid (1) free of any restriction or condition, (2) free and clear of and (except to the extent required by law) without any deduction or withholding for or on account of any tax and (3) without deduction or withholding (except to the extent required by law) on account of any other amount, whether by way of set-off or otherwise.

         (2) If ATI or any other person (whether or not a party to, or on behalf of a party to, this Guarantee) must at any time deduct or withhold any tax or other amount from any sum paid or payable by, or received or receivable from, ATI under this Guarantee, ATI shall pay such additional amount as is necessary to ensure that the Agent or, as the case may be, the Bank to which that sum is due, receives on the due date and retains (free from any liability other than tax on its own overall net income) a net sum equal to what it would have received and so retained had no such deduction or withholding been required or made.

         (3) If ATI or any other person (whether or not a party to, or on behalf of a party to, this Guarantee) must at any time pay any tax or other amount on, or calculated by reference to, any sum received or receivable by the Agent or, as the case may be, any of the Banks from ATI under this Guarantee (except for a payment by the Agent or a Bank of tax on its own overall net income), ATI shall pay or procure the payment of that tax or other amount before any interest or penalty becomes payable or, if that tax or other amount is payable and paid by the Agent or any Bank, shall reimburse it on demand for the amount paid by it.

         (4) Within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any tax or other amount which it is required by paragraph (3) above to pay, ATI shall deliver to the Agent evidence reasonably satisfactory to the Agent or, as the case may be, the relevant Bank of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authority.

         (5) As soon as ATI is aware that any such deduction, withholding or payment is required (or any change in any such requirement), ATI shall notify the Agent.

(B) Goods and Services Tax: ATI shall also pay to the Agent and each Bank on demand, in addition to any amount payable by ATI under this Guarantee, any goods and services, value added or other similar tax payable in respect of that amount (and any reference in this Guarantee to that amount shall be deemed to include any such taxes payable in addition to it).

(C)               Refund of Tax Credits: If:-

                  (1) ATI makes a payment under sub-Clause (A)(2) or (3) (a "Tax Payment") in respect of a payment to a Bank under this Guarantee; and

                  (2) that Bank determines in its absolute discretion that it has obtained a refund of tax or obtained and used a credit against tax on its overall net income (a "Tax Credit") which that Bank in its absolute discretion is able to identify as attributable to that Tax Payment, then, if in its absolute discretion it can do so without any adverse consequences for that Bank, that Bank shall reimburse ATI such amount as that Bank in its absolute discretion determines to be such proportion of that Tax Credit as will leave that Bank (after that reimbursement) in no better or worse position in respect of its worldwide tax liabilities than it would have been in if no Tax Payment had been required. A Bank shall have an absolute discretion as to whether to claim any Tax Credit (and, if it does claim, the extent, order and manner in which it does so) and whether any amount is due from it under this sub-Clause (C) (and, if so, what amount and when). No Bank shall be obliged to disclose any information regarding its tax affairs and computations.

(D) Currency Indemnity: (1) Any amount received or recovered by the Agent or any Bank in respect of any sum expressed to be due to it from ATI under or in connection with this Guarantee in a currency (such currency being referred to as the "Relevant Currency") other than the currency in which such sum is expressed to be due under this Guarantee (such currency being referred to as the "Currency of Account") whether as a result of, or of the enforcement of, a judgment or order of a court or tribunal of any jurisdiction, in the winding-up of ATI or otherwise, shall only constitute a discharge to ATI to the extent of the amount in the Currency of Account which the recipient is able, in accordance with its usual practice, to purchase with the amount of the Relevant Currency so received or recovered on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

         (2) If that amount in the Currency of Account is less than the amount of the Currency of Account due to the recipient under or in connection with this Guarantee, ATI shall indemnify it against any loss sustained by it as a result. In any event, ATI shall indemnify the recipient against the cost of making any such purchase. For the purpose of this sub-Clause (D), it will be sufficient for the recipient to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

         (3) Each of the indemnities in this sub-Clause (D) constitutes a separate and independent obligation from the other obligations in this Guarantee, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Agent, any Arranger and/or any Bank and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Guarantee or any other judgment or order.

6.                NATURE OF RIGHTS AND OBLIGATIONS

(A) No Release: The obligations of ATI under this Guarantee (excluding, for the avoidance of doubt, any obligation of ATI under this Guarantee which has been discharged) shall not be discharged, impaired or otherwise affected by any act, omission, matter or thing which, but for this sub-Clause (A), may operate to release or otherwise exonerate ATI from its obligations under this Guarantee in whole or in part, including without limitation and whether or not known to it or any other person:-

                  (1)      any variation in or to the Project;

                  (2) any time, indulgence, concession waiver or consent at any time given by the Agent and/or any of the Banks to the Borrower, ATE, ATI or any other person;

                  (3) any amendment or supplement to any provision of any Financing Document or any other agreement, security, guarantee or indemnity relating to the Financing Documents;

                  (4) the making or the absence of any demand on the Borrower, ATI or any other person for payment;

                  (5) the enforcement or absence of enforcement of or release of any of the Financing Documents or any other agreement, security, guarantee or indemnity relating to the Financing Documents;

                  (6) the winding-up, insolvency, bankruptcy, amalgamation, reconstruction or reorganisation of the Borrower, ATE, ATI or any other person;

                  (7) the illegality, invalidity or unenforceability of or any defect in any provision of any Financing Document or any other agreement, security, guarantee or indemnity or any of the obligations of the Borrower, ATE, ATI or any other person thereunder, whether on the grounds of ultra vires, not being in the interests of the Borrower, ATE, or any other person, not having been duly authorised, executed or delivered by the Borrower, ATE or any other person or for any reason whatsoever; or

                  (8) any other act, event or omission which but for this provision would or might operate to impair or discharge the obligations of ATI under this Guarantee.

(B) Continuing Obligations: The obligations of ATI under this Guarantee are continuing obligations, will not be discharged by any intermediate payment and will remain in full force and effect until the obligations under this Guarantee have been fulfilled (for the avoidance of doubt, nothing in this sub-Clause (B) shall affect any obligation of ATI which has been discharged by the due and proper performance by ATI of such obligations).

(C) Reinstatement: (1) Any settlement or discharge between the Agent or any of the Banks and ATI shall be conditional upon no security or payment to the Agent or such Bank by ATE or any other person being avoided or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or winding-up for the time being in force or by virtue of any obligation to give effect to any preference or priority and the Agent or such Bank (as the case may be) shall be entitled to recover the value or amount of any such security or payment from ATI subsequently as if such settlement or discharge had not occurred.

         (2) Without prejudice to the provisions of paragraph (1), where any discharge (whether in respect of the obligations of ATI or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be repaid on bankruptcy, insolvency or winding-up or otherwise without limitation, the liability of ATI under this Guarantee shall, unless the Agent and the Banks agree otherwise, continue as if the discharge or arrangement, as the case may be, had not occurred.

(D) Failure by ATI: The failure of ATI to perform or comply with any of its obligations under this Guarantee shall not release ATI of its obligations under this Guarantee.

(E) Immediate Recourse: ATI waives any right which it may have of first requesting the Agent or any of the Banks to proceed against or enforce any other rights or security or claim payment from the Borrower, ATE, ATI or any other person before claiming from ATI under this Guarantee.

(F) Additional Security: This Agreement shall be in addition to and shall not in any way be prejudiced by any other security now or hereafter held by the Agent or any Bank as security for the obligations of the Borrower under the Credit Agreement or the obligations of ATE under the Shareholders Undertaking.

7.                EXPENSES

                  ATI shall pay on demand all costs and expenses (including legal expenses on a full indemnity basis) reasonably incurred by the Agent and/or any of the Banks in protecting or enforcing any rights against it under this Guarantee.

8.                BENEFIT OF AGREEMENT

(A) ATI: ATI may not assign or transfer any of its rights, benefits or obligations under this Guarantee.

(B) Agent/Banks: (1) Each of the Agent and the Banks may assign all or part of its rights under this Guarantee without the consent of any party to any assignee or transferee under the Credit Agreement. Any such assignee shall be entitled to the full benefit of this Guarantee to the same extent as if it were an original party in respect of the rights assigned to it.

         (2) ATI shall not be liable for any costs or expenses which may be incurred in connection with any assignment or transfer of any of the rights of the Agent or any of the Banks under this Guarantee.

(C) Disclosure of Information: The Agent or any of the Banks may disclose on a confidential basis to any other party to the Financing Documents or any of its other branches or its headquarters or to an actual or potential New Lending Bank, assignee, sub-participant or the like such information about ATI or any other person as it may think fit and may disclose to such party such information about ATI with the prior consent in writing of ATI (Provided that, at any time and from time to time after the making of a declaration under Clause 17(B) of the Credit Agreement, (1) no such consent will be required for any such disclosure and (2) the Agent or the relevant Bank making any such disclosure shall, if practicable, consult with ATI prior to making any such disclosure and shall consider in good faith any request from ATI to the Agent or such Bank not to make any such disclosure or to delay making any such disclosure).

(D) Limitation on Certain Obligations: If, at the time of any assignment or transfer by a Bank, circumstances exist which would oblige ATI to pay to the assignee or transfer under Clause 5(A) any sum in excess of the sum (if any) which it would have been obliged to pay to that Bank under that Clause in the absence of that assignment or transfer, ATI shall not be obliged to pay that excess.

9.            WAIVERS

              No failure on the part of the Agent or any of the Banks to exercise, and no delay on its part in exercising, any right or remedy under this Guarantee will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Guarantee are cumulative and not exclusive of any other rights or remedies (whether provided by law or otherwise).



10.           COMMUNICATIONS

(A) Addresses: Each communication under this Guarantee shall be made by fax, telex or otherwise in writing. Each communication or document to be delivered to any party under this Guarantee shall be sent to that party at the fax number, telex number or address, and marked for the attention of the person (if any), from time to time designated by that party to the Agent (or, in the case of the Agent, by it to each other party) for the purpose of this Guarantee. The initial fax number, telex number, address and person (if any) so designated by each party are set out against its name at the end of this Guarantee.

(B) Deemed Delivery: Any communication under this Guarantee shall be deemed to have been received (if sent by fax or telex) on the day of despatch or (in any other case) when left at the address required by sub-Clause (A) above or within five days after being sent by prepaid post (by airmail if to another country) addressed to it at that address.

11.               PARTIAL INVALIDITY

                  The illegality, invalidity or unenforceability of any provision of this Guarantee under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

12.               GOVERNING LAW AND JURISDICTION

(A) Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of Singapore.

(B) Singapore Courts: For the benefit of the Agent and each Bank, all the parties irrevocably agree that the courts of Singapore are to have jurisdiction to settle any disputes which may arise out of or in connection with this Guarantee and that, accordingly, any legal action or proceedings arising out of or in connection with this Guarantee ("Proceedings") may be brought in those courts and each of the Borrower and ATI irrevocably submits to the jurisdiction of those courts.

(C) Other Competent Jurisdiction: Nothing in this Clause shall limit the right of the Agent and/or any Bank to take Proceedings against ATI in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the Agent and/or any Bank from taking Proceedings in any other jurisdiction, whether concurrently or not.

(D) Venue: ATI irrevocably waives any objection which it may at any time have to the laying of the venue of any Proceedings in any court referred to in this Clause and any claim that any such Proceedings have been brought in an inconvenient forum.

(E) Service of Process: ATI irrevocably appoints Agilent Technologies Singapore Pte Ltd (now of 438B, Alexandra Road, #05-05, #05-07/12, Alexandra Technopark B, Singapore 119962, attention: Legal Counsel) to receive, for it and on its behalf, service of process in any Proceedings in Singapore. Such service shall be deemed completed on delivery to the process agent (whether or not it is forwarded to and received by ATI). If for any reason the process agent ceases to be able to act as such or no longer has an address in Singapore, ATI irrevocably agrees to appoint a substitute process agent acceptable to the Agent, and to deliver to the Agent a copy of the new agent's acceptance of that appointment, within 30 days. Nothing shall affect the right to serve process in any other manner permitted by law.

(F) Consent to Enforcement, etc.: ATI irrevocably and generally consents in respect of any Proceedings anywhere to the giving of any relief or the issue of any process in connection with those Proceedings including, without limitation, the making, enforcement or execution against any assets whatsoever (irrespective of their use or intended use) of any order or judgment which may be made or given in those Proceedings.

(G) Waiver of Immunity: ATI irrevocably agrees that, should the Agent or any Bank take any Proceedings anywhere (whether for an injunction, specific performance, damages or otherwise), no immunity (to the extent that it may at any time exist, whether on the grounds of sovereignty or otherwise) from those Proceedings, from attachment (whether in aid of execution, before judgment or otherwise) of its assets or from execution of judgment shall be claimed by it or on its behalf or with respect to its assets, any such immunity being irrevocably waived. ATI irrevocably agrees that it and its assets are, and shall be, subject to such Proceedings, attachment or execution in respect of its obligations under this Guarantee.

                  I N   W I T N E S S W    H E R E O F  this  Guarantee  has
been entered into on the date stated at the beginning.



ATI


Signed, Sealed and Delivered                         )
by _________________________________                 )
as attorney for and on behalf of                     )
AGILENT TECHNOLOGIES, INC                            )
in the presence of:-                                 )



1209, Orange Street,
Wilmington, Delaware 19801,
County of New Castle,
Delaware.

Fax number:
Attention: Legal Counsel




THE AGENT


Signed, Sealed and Delivered                         )
by __________________________________                )
and __________________________________               )
as attorneys for and on behalf of                    )
ABN AMRO BANK N.V., SINGAPORE                        )
BRANCH                                               )
in the presence of:-                                 )



63, Chulia Street,
5th Floor,
Singapore 049514.

Fax number: 536 7816
Attention: Ms Sally Loh/Ms Patricia Teo

                                A P P E N D I X   2


                              FORM OF HP GUARANTEE

                              DATED NOVEMBER, 1999






                             HEWLETT-PACKARD COMPANY
                                      AS HP


                                     - AND -


                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                                    AS AGENT









                -------------------------------------------------



                                  HP GUARANTEE


                -------------------------------------------------







                                ALLEN & GLEDHILL,
                           36, ROBINSON ROAD, #18-01,
                                   CITY HOUSE,
                                SINGAPORE 068877.

                                 C O N T E N T S

CLAUSE            HEADING                                          PAGE
------            -------                                          ----
1.                INTERPRETATION


2.                UNDERTAKINGS BY HP


3.                REPRESENTATIONS AND WARRANTIES


4.                UNDERTAKINGS


5.                PAYMENTS


6.                NATURE OF RIGHTS AND OBLIGATIONS


7.                EXPENSES


8.                BENEFIT OF AGREEMENT


9.                WAIVERS


10.               COMMUNICATIONS


11.               PARTIAL INVALIDITY


12.               GOVERNING LAW AND JURISDICTION


     T H I S   G U A R A N T E E  is made on     November, 1999  B E T W E E N:-

(1) HEWLETT-PACKARD COMPANY ("HP"), a company incorporated in California with its registered office at 3000, Hanover Street, MS 20BQ, Palo Alto, CA 94304, United States of America; and

(2) ABN AMRO BANK N.V., SINGAPORE BRANCH, a banking corporation incorporated in the Netherlands and acting through its Singapore branch at 63, Chulia Street, Singapore 049514, as agent for and on behalf of the Banks (in such capacity, the "Agent", which expression shall include any of its successors in such capacity).

     W H E R E A S:-

(A) By a Credit Agreement (the Credit Agreement as amended by the First Supplemental Agreement (as defined below) and the Second Supplemental Agreement (as defined below), the "Credit Agreement") dated 12th March, 1998 made between
(1) Chartered Silicon Partners Pte Ltd (the "Borrower"), a company incorporated in Singapore with its registered office at 60, Woodlands Industrial Park D, Street 2, Singapore 738406, as borrower, (2) ABN AMRO Bank N.V., Singapore Branch, Bayerische Landesbank Girozentrale, Singapore Branch, Citibank, N.A., Singapore Branch, Overseas Union Bank Limited and The Sumitomo Bank, Limited, Singapore Branch, as arrangers, (3) the Guarantor Banks named therein (the "Guarantor Banks"), as guarantor banks, (4) the Lending Banks named therein (the "Lending Banks"), as lending banks, and (5) the Agent, as agent, the Guarantor Banks agreed to grant to the Borrower a S$236,800,000 guarantee facility and the Lending Banks agreed to grant to the Borrower a US$143,200,000 term loan facility, upon the terms and subject to the conditions of the Credit Agreement.

(B) By a Shareholders Undertaking dated 1st July, 1998 made between (1) the Borrower, as borrower, (2) the Shareholders named therein, as shareholders, and
(3) the Agent, as agent, as amended and restated by the First Supplemental Shareholders Undertaking (as defined below) and the Second Supplemental Shareholders Undertaking (as defined below) (the "Shareholders Undertaking"), the Shareholders have agreed to give the undertakings therein contained to the Agent and the Banks as security for the obligations of the Borrower under or in connection with the Credit Agreement.

(C) HP (after giving due consideration to the terms and conditions of the Financing Documents (as defined below) and satisfying itself that there are reasonable grounds for believing that the entry into by it of this Guarantee will benefit it) has agreed to enter into this Guarantee and give the undertakings provided in this Guarantee.

    I T   I S   A G R E E D  as follows:-

1. INTERPRETATION

(A) Definitions: In this Guarantee, except to the extent that the context requires otherwise:-

     "ATE" means Agilent Technologies Europe B.V., a company incorporated in the Netherlands;

     "Financing Documents" means the Credit Agreement and the Security
     Documents;

     "First Supplemental Agreement" means the first supplemental agreement dated 14th December, 1998 between the parties to the Credit Agreement, being supplemental to the Credit Agreement;

     "First Supplemental Shareholders Undertaking" means the supplemental shareholders' undertaking dated 16th December, 1998 made between the parties to the Shareholders Undertaking;

     "Second Supplemental Shareholders Undertaking" means the supplemental
     shareholders' undertaking dated     November, 1999 made between the parties
     to the Shareholders Undertaking;

     "Second Supplemental Agreement" means the second supplemental agreement
     dated     November, 1999 between the parties to the Credit Agreement, being supplemental to the Credit Agreement as supplemented by the First Supplemental Agreement; and

     "Termination Date" means, in relation to HP, the date on which HP has fulfilled all its obligations under Clause 2(A).

(B) Financing Documents: All terms and references used in this Guarantee and which are defined or construed in the Financing Documents but are not defined or construed in this Guarantee shall have the same meaning and construction in this Guarantee. Any reference in this Guarantee to a Financing Document shall include that Financing Document as amended, modified or supplemented from time to time and any document which amends, modifies or supplements that Financing Document.

(C) This Guarantee: Except to the extent that the context otherwise requires, any reference to "this Guarantee" includes this Guarantee as from time to time amended, modified or supplemented and any document which is supplemental hereto.

(D) Headings and Clauses: The headings in this Guarantee are inserted for convenience only and shall be ignored in construing this Guarantee. Unless the context otherwise requires, words denoting the singular number only shall include the plural and vice versa. References to a statute shall be deemed to be references to that statute as from time to time amended or re-enacted. Save as otherwise indicated, references to "Clauses" are to be construed as references to the clauses of this Guarantee.

     2. UNDERTAKINGS BY HP

(A) Guarantee: In consideration of the Banks agreeing to grant their respective shares of the Facility to the Borrower and/or the Banks otherwise acting under or in connection with the Financing Documents (copies of which HP acknowledges receipt), HP hereby unconditionally and irrevocably guarantees to the Agent and each of the Banks, as a continuing guarantee subject to Clause 2(C), the due and punctual performance by ATE of all its obligations, commitments and undertakings under or pursuant to the Shareholders Undertaking, including but not limited to, the due and punctual payment by ATE of all sums whatsoever which are or at any time may be or become due from or owing by ATE under the Shareholders Undertaking, including without limitation, under Clause 2(A)(1), 2(A)(2) and/or 2(A)(3) of the Shareholders Undertaking, and unconditionally and irrevocably undertakes and agrees that, if for any reason ATE does not perform any of its obligations under the Shareholders Undertaking (including the payment of any sums thereunder) by the time, on the date, in the currency and otherwise in the manner specified in the Shareholders Undertaking, HP will, on demand by the Agent or any of the Banks, perform such obligation on behalf of ATE (including, without limitation, paying on behalf of ATE, or ensuring the payment of, such sums to the Borrower (in the case of any such sums due under Clause 2(A)(2) and/or Clause 2(A)(3) of the Shareholders Undertaking) or undertaking on behalf of ATE, or ensuring the undertaking of, the relevant expenditure (in the case of any such sums due under Clause 2(A)(1) of the Shareholders Undertaking)).

(B) Obligations Unconditional: The obligations of HP under this Clause are unconditional and absolute, irrespective of (1) any event, however fundamental, outside the control of the Borrower or HP or any other person preventing the Borrower from achieving Completion by the Scheduled Completion Date, (2) any winding-up, liquidation or dissolution of the Borrower, (3) any Event of Default or action taken by the Agent or any Bank under the Financing Documents or any enforcement of any security constituted by any Financing Document, (4) whether the Project or the business of the Borrower is being carried on by any receiver, judicial manager or other person and (5) any other circumstances whatsoever.

(C) Termination: HP's obligations under sub-Clause (A) shall terminate on 31st March, 2001 without prejudice to any obligation accrued before that date.

3. REPRESENTATIONS AND WARRANTIES

     HP represents and warrants to and for the benefit of the Agent and each of the Banks that:-

(1) Status: it is a company duly incorporated and validly existing under the laws of the State of Delaware, and has the power and authority to own its assets and to conduct the business which it conducts;

(2) Powers: it has the power to enter into, exercise its rights and perform and comply with its obligations under this Guarantee;

(3) Authorisations and Consents: all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order (a) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Guarantee,
     (b) to ensure that those obligations are valid, legally binding and enforceable, and (c) to make this Guarantee admissible in evidence in the courts of Singapore and the State of Delaware have been taken, fulfilled and done;

(4) Non-Violation of Laws: its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Guarantee do not and will not violate, or exceed any power or restriction granted or imposed by, (a) any law to which it is subject or (b) its constitutive documents;

(5) Obligations Binding: its obligations under this Guarantee are valid, binding and enforceable;

(6) Non-Violation of Other Agreements: its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Guarantee do not and will not violate, to an extent or in a manner which has or will have a material adverse effect on it, any agreement to which it is a party or which is binding on it or its assets;

(7) No Material Adverse Change: there has been no material adverse change in its financial condition or operations since the date of HP's last published annual report;

(8) Litigation: no litigation, arbitration or administrative proceeding is current or pending (a) to restrain the entry into, exercise of its rights under and/or performance or enforcement of or compliance with its obligations under this Guarantee or (b) which has or will have a material adverse effect on it;

(9) Winding-up: no meeting has been convened for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them, no such step is intended by it and, so far as it is aware, no petition, application or the like is outstanding for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them;

(10) No Default: as far as it is aware after having made all due and proper enquiries, no Event of Default or Potential Event of Default has occurred, and it is not in breach of or default under any agreement to an extent or in a manner which has or will have a material adverse effect on it; and

(11) Repetition: each of the above representations and warranties will be correct and complied with in all material respects at all times up to the Termination Date as if repeated then by reference to the then existing circumstances.

4.   UNDERTAKINGS

     HP undertakes that, at all times prior to the Termination Date:-

(1) it will, as soon as available and in any event within 180 days after the end of each of its financial years (beginning with the current one), deliver, or cause to be delivered, to the Agent enough copies for the Banks (on the basis of one copy for each Bank) of its published annual report as at the end of and for that financial year;

(2) Litigation: it will, as soon as reasonably practicable, deliver to the Agent for distribution to the Banks details of any litigation, arbitration or administrative proceeding which, if to its knowledge had been current or pending at the date of this Guarantee, would have rendered the representation and warranty in Clause 3(8) incorrect;

(3) Other Information: it will, as soon as reasonably practicable, deliver to the Agent for distribution to the Banks such other information relating to its financial condition or business of it as the Agent (or any Bank through the Agent) may from time to time reasonably require (except for information of a proprietary nature or which is reasonably regarded by it as confidential); and

(4) Further Assurance: it will from time to time on reasonable request by the Agent acting on the instructions of the Majority Banks do or procure the doing of all such acts and will execute or procure the execution of all such documents as may be reasonably necessary for giving full effect to this Guarantee or securing to the Agent and the Banks the full benefits of all rights, powers and remedies conferred upon the Agent and the Banks in this Guarantee.

5.   PAYMENTS

(A) Taxes: (1) All sums payable by HP under this Guarantee shall be paid (1) free of any restriction or condition, (2) free and clear of and (except to the extent required by law) without any deduction or withholding for or on account of any tax and (3) without deduction or withholding (except to the extent required by law) on account of any other amount, whether by way of set-off or otherwise.

         (2) If HP or any other person (whether or not a party to, or on behalf of a party to, this Guarantee) must at any time deduct or withhold any tax or other amount from any sum paid or payable by, or received or receivable from, HP under this Guarantee, HP shall pay such additional amount as is necessary to ensure that the Agent or, as the case may be, the Bank to which that sum is due, receives on the due date and retains (free from any liability other than tax on its own overall net income) a net sum equal to what it would have received and so retained had no such deduction or withholding been required or made.

         (3) If HP or any other person (whether or not a party to, or on behalf of a party to, this Guarantee) must at any time pay any tax or other amount on, or calculated by reference to, any sum received or receivable by the Agent or, as the case may be, any of the Banks from HP under this Guarantee (except for a payment by the Agent or a Bank of tax on its own overall net income), HP shall pay or procure the payment of that tax or other amount before any interest or penalty becomes payable or, if that tax or other amount is payable and paid by the Agent or any Bank, shall reimburse it on demand for the amount paid by it.

         (4) Within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any tax or other amount which it is required by paragraph (3) above to pay, HP shall deliver to the Agent evidence reasonably satisfactory to the Agent or, as the case may be, the relevant Bank of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authority.

         (5) As soon as HP is aware that any such deduction, withholding or payment is required (or any change in any such requirement), HP shall notify the Agent.

(B) Goods and Services Tax: HP shall also pay to the Agent and each Bank on demand, in addition to any amount payable by HP under this Guarantee, any goods and services, value added or other similar tax payable in respect of that amount (and any reference in this Guarantee to that amount shall be deemed to include any such taxes payable in addition to it).

(C)  Refund of Tax Credits: If:-

(1) HP makes a payment under sub-Clause (A)(2) or (3) (a "Tax Payment") in respect of a payment to a Bank under this Guarantee; and

(2) that Bank determines in its absolute discretion that it has obtained a refund of tax or obtained and used a credit against tax on its overall net income (a "Tax Credit") which that Bank in its absolute discretion is able to identify as attributable to that Tax Payment, then, if in its absolute discretion it can do so without any adverse consequences for that Bank, that Bank shall reimburse HP such amount as that Bank in its absolute discretion determines to be such proportion of that Tax Credit as will leave that Bank (after that reimbursement) in no better or worse position in respect of its worldwide tax liabilities than it would have been in if no Tax Payment had been required. A Bank shall have an absolute discretion as to whether to claim any Tax Credit (and, if it does claim, the extent, order and manner in which it does so) and whether any amount is due from it under this sub-Clause (C) (and, if so, what amount and when). No Bank shall be obliged to disclose any information regarding its tax affairs and computations.

(D) Currency Indemnity: (1) Any amount received or recovered by the Agent or any Bank in respect of any sum expressed to be due to it from HP under or in connection with this Guarantee in a currency (such currency being referred to as the "Relevant Currency") other than the currency in which such sum is expressed to be due under this Guarantee (such currency being referred to as the "Currency of Account") whether as a result of, or of the enforcement of, a judgment or order of a court or tribunal of any jurisdiction, in the winding-up of HP or otherwise, shall only constitute a discharge to HP to the extent of the amount in the Currency of Account which the recipient is able, in accordance with its usual practice, to purchase with the amount of the Relevant Currency so received or recovered on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

         (2) If that amount in the Currency of Account is less than the amount of the Currency of Account due to the recipient under or in connection with this Guarantee, HP shall indemnify it against any loss sustained by it as a result. In any event, HP shall indemnify the recipient against the cost of making any such purchase. For the purpose of this sub-Clause (D), it will be sufficient for the recipient to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

         (3) Each of the indemnities in this sub-Clause (D) constitutes a separate and independent obligation from the other obligations in this Guarantee, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Agent, any Arranger and/or any Bank and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Guarantee or any other judgment or order.

6.   NATURE OF RIGHTS AND OBLIGATIONS

(A) No Release: The obligations of HP under this Guarantee (excluding, for the avoidance of doubt, any obligation of HP under this Guarantee which has been discharged) shall not be discharged, impaired or otherwise affected by any act, omission, matter or thing which, but for this sub-Clause (A), may operate to release or otherwise exonerate HP from its obligations under this Guarantee in whole or in part, including without limitation and whether or not known to it or any other person:-

(1)  any variation in or to the Project;

(2) any time, indulgence, concession waiver or consent at any time given by the Agent and/or any of the Banks to the Borrower, ATE, HP or any other person;

(3) any amendment or supplement to any provision of any Financing Document or any other agreement, security, guarantee or indemnity relating to the Financing Documents;

(4) the making or the absence of any demand on the Borrower, HP or any other person for payment;

(5) the enforcement or absence of enforcement of or release of any of the Financing Documents or any other agreement, security, guarantee or indemnity relating to the Financing Documents;

(6) the winding-up, insolvency, bankruptcy, amalgamation, reconstruction or reorganisation of the Borrower, ATE, HP or any other person;

(7) the illegality, invalidity or unenforceability of or any defect in any provision of any Financing Document or any other agreement, security, guarantee or indemnity or any of the obligations of the Borrower, ATE, HP or any other person thereunder, whether on the grounds of ultra vires, not being in the interests of the Borrower, ATE, or any other person, not having been duly authorised, executed or delivered by the Borrower, ATE or any other person or for any reason whatsoever; or

(8) any other act, event or omission which but for this provision would or might operate to impair or discharge the obligations of HP under this Guarantee.


(B) Continuing Obligations: The obligations of HP under this Guarantee are continuing obligations, will not be discharged by any intermediate payment and will remain in full force and effect until the obligations under this Guarantee have been fulfilled (for the avoidance of doubt, nothing in this sub-Clause (B) shall affect any obligation of HP which has been discharged by the due and proper performance by HP of such obligations).

(C) Reinstatement: (1) Any settlement or discharge between the Agent or any of the Banks and HP shall be conditional upon no security or payment to the Agent or such Bank by ATE or any other person being avoided or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or winding-up for the time being in force or by virtue of any obligation to give effect to any preference or priority and the Agent or such Bank (as the case may be) shall be entitled to recover the value or amount of any such security or payment from HP subsequently as if such settlement or discharge had not occurred.

         (2) Without prejudice to the provisions of paragraph (1), where any discharge (whether in respect of the obligations of HP or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be repaid on bankruptcy, insolvency or winding-up or otherwise without limitation, the liability of HP under this Guarantee shall, unless the Agent and the Banks agree otherwise, continue as if the discharge or arrangement, as the case may be, had not occurred.

(D) Failure by HP: The failure of HP to perform or comply with any of its obligations under this Guarantee shall not release HP of its obligations under this Guarantee.

(E) Immediate Recourse: HP waives any right which it may have of first requesting the Agent or any of the Banks to proceed against or enforce any other rights or security or claim payment from the Borrower, ATE, HP or any other person before claiming from HP under this Guarantee.

(F) Additional Security: This Agreement shall be in addition to and shall not in any way be prejudiced by any other security now or hereafter held by the Agent or any Bank as security for the obligations of the Borrower under the Credit Agreement or the obligations of ATE under the Shareholders Undertaking.

7. EXPENSES

                  HP shall pay on demand all costs and expenses (including legal expenses on a full indemnity basis) reasonably incurred by the Agent and/or any of the Banks in protecting or enforcing any rights against it under this Guarantee.

8. BENEFIT OF AGREEMENT

(A) HP: HP may not assign or transfer any of its rights, benefits or obligations under this Guarantee.

(B) Agent/Banks: (1) Each of the Agent and the Banks may assign all or part of its rights under this Guarantee without the consent of any party to any assignee or transferee under the Credit Agreement. Any such assignee shall be entitled to the full benefit of this Guarantee to the same extent as if it were an original party in respect of the rights assigned to it.

         (2) HP shall not be liable for any costs or expenses which may be incurred in connection with any assignment or transfer of any of the rights of the Agent or any of the Banks under this Guarantee.

(C) Disclosure of Information: The Agent or any of the Banks may disclose on a confidential basis to any other party to the Financing Documents or any of its other branches or its headquarters or to an actual or potential New Lending Bank, assignee, sub-participant or the like such information about HP or any other person as it may think fit and may disclose to such party such information about HP with the prior consent in writing of HP (Provided that, at any time and from time to time after the making of a declaration under Clause 17(B) of the Credit Agreement, (1) no such consent will be required for any such disclosure and (2) the Agent or the relevant Bank making any such disclosure shall, if practicable, consult with HP prior to making any such disclosure and shall consider in good faith any request from HP to the Agent or such Bank not to make any such disclosure or to delay making any such disclosure).

(D) Limitation on Certain Obligations: If, at the time of any assignment or transfer by a Bank, circumstances exist which would oblige HP to pay to the assignee or transfer under Clause 5(A) any sum in excess of the sum (if any) which it would have been obliged to pay to that Bank under that Clause in the absence of that assignment or transfer, HP shall not be obliged to pay that excess.

9.  WAIVERS

                  No failure on the part of the Agent or any of the Banks to exercise, and no delay on its part in exercising, any right or remedy under this Guarantee will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Guarantee are cumulative and not exclusive of any other rights or remedies (whether provided by law or otherwise).

10. COMMUNICATIONS

(A) Addresses: Each communication under this Guarantee shall be made by fax, telex or otherwise in writing. Each communication or document to be delivered to any party under this Guarantee shall be sent to that party at the fax number, telex number or address, and marked for the attention of the person (if any), from time to time designated by that party to the Agent (or, in the case of the Agent, by it to each other party) for the purpose of this Guarantee. The initial fax number, telex number, address and person (if any) so designated by each party are set out against its name at the end of this Guarantee.

(B) Deemed Delivery: Any communication under this Guarantee shall be deemed to have been received (if sent by fax or telex) on the day of despatch or (in any other case) when left at the address required by sub-Clause (A) above or within five days after being sent by prepaid post (by airmail if to another country) addressed to it at that address.

11.  PARTIAL INVALIDITY

     The illegality, invalidity or unenforceability of any provision of this Guarantee under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

12.  GOVERNING LAW AND JURISDICTION

(A) Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of Singapore.

(B) Singapore Courts: For the benefit of the Agent and each Bank, all the parties irrevocably agree that the courts of Singapore are to have jurisdiction to settle any disputes which may arise out of or in connection with this Guarantee and that, accordingly, any legal action or proceedings arising out of or in connection with this Guarantee ("Proceedings") may be brought in those courts and each of the Borrower and HP irrevocably submits to the jurisdiction of those courts.

(C) Other Competent Jurisdiction: Nothing in this Clause shall limit the right of the Agent and/or any Bank to take Proceedings against HP in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the Agent and/or any Bank from taking Proceedings in any other jurisdiction, whether concurrently or not.

(D) Venue: HP irrevocably waives any objection which it may at any time have to the laying of the venue of any Proceedings in any court referred to in this Clause and any claim that any such Proceedings have been brought in an inconvenient forum.

(E) Service of Process: HP irrevocably appoints Hewlett-Packard Singapore (Private) Limited (now of 450, Alexandra Road, Singapore 119960, attention:
Legal Counsel) to receive, for it and on its behalf, service of process in any Proceedings in Singapore. Such service shall be deemed completed on delivery to the process agent (whether or not it is forwarded to and received by HP). If for any reason the process agent ceases to be able to act as such or no longer has an address in Singapore, HP irrevocably agrees to appoint a substitute process agent acceptable to the Agent, and to deliver to the Agent a copy of the new agent's acceptance of that appointment, within 30 days. Nothing shall affect the right to serve process in any other manner permitted by law.

(F) Consent to Enforcement, etc.: HP irrevocably and generally consents in respect of any Proceedings anywhere to the giving of any relief or the issue of any process in connection with those Proceedings including, without limitation, the making, enforcement or execution against any assets whatsoever (irrespective of their use or intended use) of any order or judgment which may be made or given in those Proceedings.

(G) Waiver of Immunity: HP irrevocably agrees that, should the Agent or any Bank take any Proceedings anywhere (whether for an injunction, specific performance, damages or otherwise), no immunity (to the extent that it may at any time exist, whether on the grounds of sovereignty or otherwise) from those Proceedings, from attachment (whether in aid of execution, before judgment or otherwise) of its assets or from execution of judgment shall be claimed by it or on its behalf or with respect to its assets, any such immunity being irrevocably waived. HP irrevocably agrees that it and its assets are, and shall be, subject to such Proceedings, attachment or execution in respect of its obligations under this Guarantee.

                  I N   W I T N E S S   W  H E R E O F  this Guarantee has been
entered into on the date stated at the beginning.


HP


Signed, Sealed and Delivered                         )
by _________________________________                 )
as attorney for and on behalf of                     )
HEWLETT-PACKARD COMPANY                              )
in the presence of:-                                 )



3000, Hanover Street,
MS 20BQ,
Palo Alto, CA 94304,
United States of America.

Fax number:
Attention: General Counsel




THE AGENT


Signed, Sealed and Delivered                         )
by __________________________________                )
and __________________________________               )
as attorneys for and on behalf of                    )
ABN AMRO BANK N.V., SINGAPORE                        )
BRANCH                                               )
in the presence of:-                                 )



63, Chulia Street,
5th Floor,
Singapore 049514.

Fax number: 536 7816
Attention: Ms Sally Loh/Ms Patricia Teo

                                A P P E N D I X   3


                           FORM OF SECOND SUPPLEMENTAL
                            SHAREHOLDERS UNDERTAKING

                           DATED ____ NOVEMBER, 1999



                       CHARTERED SILICON PARTNERS PTE LTD
                                   AS BORROWER


                        AGILENT TECHNOLOGIES EUROPE B.V.
                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD
                             EDB INVESTMENTS PTE LTD
                                 AS SHAREHOLDERS


                           HEWLETT-PACKARD EUROPE B.V.
                             AS RETIRING SHAREHOLDER


                                     - AND -


                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                                    AS AGENT



                -------------------------------------------------

                               SECOND SUPPLEMENTAL
                            SHAREHOLDERS UNDERTAKING
                    (RELATING TO THE SHAREHOLDERS UNDERTAKING
                     DATED 1ST JULY, 1998 AS SUPPLEMENTED BY
                 THE FIRST SUPPLEMENTAL SHAREHOLDERS UNDERTAKING
                           DATED 16TH DECEMBER, 1998)
                -------------------------------------------------




                                ALLEN & GLEDHILL,
                           36, ROBINSON ROAD, #18-01,
                                   CITY HOUSE,
                                SINGAPORE 068877.

                                 C O N T E N T S

CLAUSE            HEADING                                                 PAGE
-----             -------                                                 -----
1.                INTERPRETATION

2.                AMENDMENTS TO AND RESTATEMENT OF THE
                   SHAREHOLDERS UNDERTAKING

3.                DISCHARGE

4.                REPRESENTATIONS AND WARRANTIES

5.                EXPENSES AND STAMP DUTY

6.                GOVERNING LAW AND JURISDICTION

                  SCHEDULE - FORM OF AMENDED AND RESTATED
                             SHAREHOLDERS UNDERTAKING

                  T  H  I  S    S  E  C  O  N  D    S U P P L E M E N T A L
S H A R E H O L D E R S   U N D E R T A K I N G  is made on      November, 1999
B E T W E E N:-

(1)  CHARTERED SILICON PARTNERS PTE LTD (the "Borrower");

(2) AGILENT TECHNOLOGIES EUROPE B.V. ("ATE"), CHARTERED SEMICONDUCTOR MANUFACTURING LTD ("CSM") and EDB INVESTMENTS PTE LTD ("EDBI");

(3)  HEWLETT-PACKARD EUROPE B.V. (the "Retiring Shareholder"); and

(4) ABN AMRO BANK N.V., SINGAPORE BRANCH, as agent for and on behalf of the Banks (in such capacity, the "Agent", which expression shall include any of its successors in such capacity),

and amends a Shareholders Undertaking (the "Shareholders Undertaking") dated 1st July, 1998 made between (1) the Borrower, as borrower, (2) CSM, EDBI and the Retiring Shareholder (together, the "Existing Shareholders"), as shareholders, and (3) the Agent, as agent, as supplemented by a first supplemental shareholders undertaking (the "First Supplemental Undertaking") dated 16th December, 1998 made between the parties to the Shareholders Undertaking.

     W H E R E A S:-

(A) Pursuant to the Shareholders Undertaking, the Existing Shareholders agreed to undertake certain obligations in favour of the Agent and the Banks, upon the terms and subject to the conditions of the Shareholders Undertaking.

(B) Pursuant to the First Supplemental Undertaking, the Borrower, the Existing Shareholders, the Arrangers, the Guarantor Banks, the Lending Banks and the Agent have agreed to amend the Shareholders Undertaking, on the terms and subject to the conditions of the First Supplemental Undertaking.

(C) The Borrower, ATE, CSM, EDBI and the Retiring Shareholder wish to amend the Shareholders Undertaking (as supplemented by the First Supplemental Undertaking) to, inter alia, replace the Retiring Shareholder with ATE, and the Banks have agreed, on the terms and subject to the conditions set out in this Supplemental Undertaking, to amend and restate the Shareholders Undertaking (as supplemented by the First Supplemental Undertaking) as set out in this Supplemental Undertaking.

     I T   I S   A G R E E D as follows:-

1.   INTERPRETATION

(A) Definitions: In this Supplemental Undertaking, except to the extent that the context requires otherwise:-

     "Credit Agreement" means the Credit Agreement dated 12th March, 1998 made between (1) the Borrower, as borrower, (2) the Arrangers named therein, as arrangers, (3) the Guarantor Banks named therein, as guarantor banks, (4) the

     Lending Banks named therein, as lending banks, and (5) the Agent, as agent, as supplemented by the first supplemental agreement dated 14th December 1998 made between the parties to the Credit Agreement and as further supplemented by the Second Supplemental Agreement;

     "Restated Shareholders Undertaking" means the Shareholders Undertaking as amended and restated on the terms of Schedule 1;

     "Second Supplemental Agreement" means the second supplemental agreement dated ____ November, 1999 between the parties to the Credit Agreement, being supplemental to the Credit Agreement as supplemented by the First Supplemental Agreement; and

     "Shareholders" means ATE, CSM and EDBI (and includes their respective successors and permitted assignees and transferees).

(B) Construction of Certain References: All terms and references used in the Shareholders Undertaking and which are defined or construed in the Shareholders Undertaking but are not defined or construed in this Supplemental Undertaking shall have the same meaning and construction in this Supplemental Undertaking. All references in this Supplemental Undertaking to the Shareholders Undertaking shall be to the Shareholders Undertaking as amended, supplemented or modified by the First Supplemental Undertaking.

(C) Miscellaneous: The headings in this Supplemental Undertaking are inserted for convenience only and shall be ignored in construing this Supplemental Undertaking. Unless otherwise stated, references to "Clauses" and "Schedule" are to be construed as references to the clauses of, and the schedule to, this Supplemental Undertaking.

2.   AMENDMENTS TO AND RESTATEMENT OF THE SHAREHOLDERS UNDERTAKING

(A) Supplemental Undertaking: This Supplemental Undertaking is and shall be construed as supplemental to the Shareholders Undertaking and every Clause thereof shall continue in full force and effect and be binding on the parties thereto save as expressly amended and supplemented by this Supplemental Undertaking. In addition, except as expressly provided for herein, this Supplemental Undertaking shall not affect any rights or interests of the Agent and the Banks whatsoever existing immediately prior to the Effective Date (as defined in the Second Supplemental Agreement).

(B) Amendment and Restatement of Shareholders Undertaking: The parties agree that the Shareholders Undertaking shall, with effect on and from the Effective Date, be amended and restated in the form of the Restated Shareholders Undertaking so that the rights and obligations of the parties to this Supplemental Undertaking under the Shareholders Undertaking shall, on and after the Effective Date, be governed by, and construed in accordance with, the Restated Shareholders Undertaking.


3.   DISCHARGE

                  The parties agree that, on and from the Effective Date, the Retiring Shareholder shall be discharged from its obligations under the Shareholders Undertaking without prejudice to any obligations accrued before that date.

4.                REPRESENTATIONS AND WARRANTIES

                  Each of the Borrower and the Shareholders severally represents and warrants to and for the benefit of each of the other parties to this Supplemental Undertaking that:-

                  (1) all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order (a) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Supplemental Undertaking and (b) to make this Supplemental Undertaking admissible in evidence in the courts of Singapore and the Netherlands, have been taken, fulfilled and done;

                  (2) its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Supplemental Undertaking and the Restated Shareholders Undertaking, do not and will not violate
                           (a) any law to which it is subject, (b) any provision of its constitutive documents or (c) to an extent or in a manner which has or will have a material adverse effect on it, any agreement to which it is a party or which is binding on it or its assets; and

                  (3) this Supplemental Undertaking and the Restated Shareholders Undertaking, constitute its valid, binding and enforceable obligations in accordance with their respective terms.

5.                EXPENSES AND STAMP DUTY

                  The Borrower shall pay:-

                  (1) on demand, all costs and expenses (including legal fees and all goods and services, value added and other duties or taxes payable on such costs and expenses) reasonably incurred by the Agent in connection with the preparation, negotiation and entry into of this Supplemental Undertaking and the Restated Shareholders Undertaking; and

                  (2) promptly, and in any event before any penalty becomes payable, any stamp, goods and services, value added, documentary or similar duty or tax payable in connection with the entry into, performance, enforcement and admissibility in evidence of any of this Supplemental Undertaking and the Restated Shareholders Undertaking, and shall indemnify the Agent and the Banks against any liability with respect to or resulting from any delay in paying or omission to pay any such tax.



6.                GOVERNING LAW AND JURISDICTION

(A) Governing Law: This Supplemental Undertaking shall be governed by, and construed in accordance with, the laws of Singapore.

(B) Singapore Courts: For the benefit of the Agent and each Bank, all the parties irrevocably agree that the courts of Singapore are to have jurisdiction to settle any disputes which may arise out of or in connection with this Supplemental Undertaking and that, accordingly, any legal action or proceedings arising out of or in connection with this Supplemental Undertaking ("Proceedings") may be brought in those courts and each of the Borrower and the Shareholders irrevocably submits to the jurisdiction of those courts.

(C) Other Competent Jurisdiction: Nothing in this Clause shall limit the right of the Agent and/or any Bank to take Proceedings against the Borrower or any of the Shareholders in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the Agent and/or any Bank from taking Proceedings in any other jurisdiction, whether concurrently or not.

(D) Venue: Each of the Borrower and the Shareholders irrevocably waives any objection which it may at any time have to stipulating the venue of any Proceedings in any court referred to in this Clause and any claim that any such Proceedings have been brought in an inconvenient forum.

(E) Service of Process: (1) ATE irrevocably appoints Agilent Technologies Singapore Pte Ltd (now of 438B, Alexandra Road, #05-05, #05-07/12, Alexandra Technopark B, Singapore 119968, Attention: Legal Counsel) to receive, for it and on its behalf, service of process in any Proceedings in Singapore. Such service shall be deemed completed on delivery to the process agent (whether or not it is forwarded to and received by ATE). If for any reason the process agent ceases to be able to act as such or no longer has an address in Singapore, ATE irrevocably agrees to appoint a substitute process agent acceptable to the Agent, and to deliver to the Agent a copy of the new agent's acceptance of that appointment, within 30 days. Nothing shall affect the right to serve process in any other manner permitted by law.

(F) Consent to Enforcement, etc.: Each of the Borrower and the Shareholders irrevocably and generally consents in respect of any Proceedings anywhere to the giving of any relief or the issue of any process in connection with those Proceedings including, without limitation, the making, enforcement or execution against any assets whatsoever (irrespective of their use or intended use) of any order or judgment which may be made or given in those Proceedings.

(G) Waiver of Immunity: Each of the Borrower and the Shareholders irrevocably agrees that, should the Agent or any Bank take any Proceedings anywhere (whether for an injunction, specific performance, damages or otherwise), no immunity (to the extent that it may at any time exist, whether on the grounds of sovereignty or otherwise) from those Proceedings, from attachment (whether in aid of execution, before judgment or otherwise) of its assets or from execution of judgment shall be claimed by it or on its behalf or with respect to its assets, any such immunity being irrevocably waived. Each of the Borrower and the Shareholders irrevocably agrees that it and its assets are, and shall be, subject to such Proceedings, attachment or execution in respect of its obligations under this Supplemental Undertaking.

                                 S C H E D U L E


                          FORM OF AMENDED AND RESTATED
                            SHAREHOLDERS UNDERTAKING

                         ORIGINALLY DATED 1ST JULY, 1998
                      AS AMENDED ON 16TH DECEMBER, 1998 BY
                  A FIRST SUPPLEMENTAL SHAREHOLDERS UNDERTAKING
                                      AND ON           NOVEMBER, 1999
                BY A SECOND SUPPLEMENTAL SHAREHOLDERS UNDERTAKING


                       CHARTERED SILICON PARTNERS PTE LTD
                                   AS BORROWER


                        AGILENT TECHNOLOGIES EUROPE B.V.
                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD
                             EDB INVESTMENTS PTE LTD
                                 AS SHAREHOLDERS


                                     - AND -


                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                                    AS AGENT




                 -----------------------------------------------


                              AMENDED AND RESTATED
                            SHAREHOLDERS UNDERTAKING
                       WITH EFFECT FROM THE EFFECTIVE DATE
             (AS DEFINED) UNDER THE SECOND SUPPLEMENTAL SHAREHOLDERS
                     UNDERTAKING DATED ____ NOVEMBER, 1999

                ------------------------------------------------



                                ALLEN & GLEDHILL,
                           36, ROBINSON ROAD, #18-01,
                                   CITY HOUSE,
                                SINGAPORE 068877.

                                 C O N T E N T S

CLAUSE                     HEADING                                                 PAGE
------                     -------                                                 ----
   1.                      INTERPRETATION

   2.                      UNDERTAKINGS BY SHAREHOLDERS

   3.                      SUBORDINATION

   4.                      AGREEMENT BY BORROWER AND SHAREHOLDERS

   5.                      REPRESENTATIONS AND WARRANTIES

   6.                      UNDERTAKINGS

   7.                      PAYMENTS

   8.                      NATURE OF RIGHTS AND OBLIGATIONS

   9.                      EXPENSES

  10.                      BENEFIT OF AGREEMENT

  11.                      WAIVERS

  12.                      COMMUNICATIONS

  13.                      PARTIAL INVALIDITY

  14.                      GOVERNING LAW AND JURISDICTION

                           APPENDIX   -  INFORMATION PACK


                  T  H  I  S    A  G  R  E   E   M  E  N  T  is  originally
made on 1st July, 1998 B E T W E E N:-

(1)  CHARTERED SILICON PARTNERS PTE LTD (the "Borrower");

(2) AGILENT TECHNOLOGIES EUROPE B.V. ("ATE"), CHARTERED SEMICONDUCTOR MANUFACTURING LTD ("CSM") and EDB INVESTMENTS PTE LTD ("EDBI"); and

(3) ABN AMRO BANK N.V., SINGAPORE BRANCH, as agent for and on behalf of the Banks defined below (in such capacity, the "Agent", which expression shall include any of its successors in such capacity).

     W H E R E A S:-

(A) By a Credit Agreement (the Credit Agreement as amended by the First Supplemental Agreement (as defined below) and the Second Supplemental Agreement (as defined below), the "Credit Agreement") dated 12th March, 1998 made between
(1) the Borrower, as borrower, (2) ABN AMRO Bank N.V., Singapore Branch, Bayerische Landesbank Girozentrale, Singapore Branch, Citibank, N.A., Singapore Branch, Overseas Union Bank Limited and The Sumitomo Bank, Limited, Singapore Branch, as arrangers, (3) the Guarantor Banks named therein (the "Guarantor Banks"), as guarantor banks, (4) the Lending Banks named therein (the "Lending Banks"), as lending banks, and (5) the Agent, as agent, the Guarantor Banks agreed to grant to the Borrower a S$236,800,000 guarantee facility and the Lending Banks agreed to grant to the Borrower a US$143,200,000 term loan facility, upon the terms and subject to the conditions of the Credit Agreement.

(B) (1) CSM is the legal and beneficial owner of 51 per cent. of the issued shares in the capital of the Borrower.

    (2) EDBI is the legal and beneficial owner of 19 per cent. of the issued shares in the capital of the Borrower.

    (3) On 9th November, 1999, ATE will be 100 per cent. legally and beneficially owned by Hewlett-Packard World Trade, Inc ("HPWT") which is in turn 100 per cent. legally and beneficially owned by Hewlett-Packard Company ("HP"). On 11th November, 1999, ATE will be 100 per cent. legally and beneficially owned by Agilent Technologies World Trade, Inc. ("ATWT") which will be 100 per cent. legally and beneficially owned by HPWT and pursuant to a transfer on the same day ATWT will then be 100 per cent. owned by HP. On 15th November, 1999, ATE will be 100 per cent. legally and beneficially owned by ATWT, which will be 100 per cent. owned by Agilent Technologies, Inc. ("ATI") which in turn will be owned 100 per cent. legally and beneficially by HP, thereafter HP will own between 80 to 85 per cent. of ATI and cease to own any ATI share by May 2000. ATE is or will be the legal and beneficial owner of 30 per cent.
of the issued shares in the capital of the Borrower.

(C) Each of the Shareholders (as defined below) (after giving due consideration to the terms and conditions of the Credit Agreement and satisfying itself that there are reasonable grounds for believing that the entry into by it of this Agreement will benefit it) has agreed to enter into this Agreement and give the undertakings provided in this Agreement in consideration of the Guarantor Banks making available to the Borrower the guarantee facility referred to in Recital
(A)
above and the Lending Banks making available to the Borrower the term loan facility referred to in Recital (A) above.

                  I T    I S    A G R E E D  as follows:-

1.                INTERPRETATION

(A) Definitions: In this Agreement, except to the extent that the context requires otherwise:-

                  "Agent" includes its successors in title and assigns and any company with which it may amalgamate and all other persons for the time being the agent for the Banks under this Agreement;

                  "ATI Entities" means ATI or any corporation which is at least 99 per cent. owned (whether directly or indirectly) by ATI;

                  "Banks" means the Guarantor Banks and the Lending Banks (and includes their respective successors and assigns);

                  "Completion" means the physical completion of the Plant (which shall be evidenced by the grant of the temporary occupation permit for the Plant pursuant to the Building Control Act, Chapter 29 of Singapore) and the commencement of commercial production by the Plant (which shall be the date on which the Plant achieves a production rate of an aggregate of 2,000 wafers start per month);

                  "Discharge Date" means the date on which the Senior Indebtedness has been discharged in full and on which the Borrower and the Shareholders cease to be under any liability to the Agent and the Banks under or in connection with the Financing Documents;

                  "Equity Commitment Percentage" means:-

                  (1)      in relation to CSM, 51/100;

                  (2)      in relation to EDBI, 19/100; and

                  (3)      in relation to ATE, 30/100;

                  "Excluded Transaction" means any genuine and good faith commercial transaction entered into between the Borrower and any one or more of the Shareholders which is not primarily financial in nature and is contemplated under the Joint Venture Agreement;

                  "First Supplemental Agreement" means the first supplemental agreement dated 14th December, 1998 between the parties to the Credit Agreement, being supplemental to the Credit Agreement;

                  "Information Pack" means the HP/Agilent Re-structuring Information Pack, substantially in the form of the Appendix;

                  "Joint Venture Agreement" has the meaning ascribed to it in Clause 1(A) of the Credit Agreement;

                  "Scheduled Completion Date" means 31st December, 2000;

                  "Second Supplemental Agreement" means the second supplemental agreement dated ____ November, 1999 between the parties to the Credit Agreement, being supplemental to the Credit Agreement as supplemented by the First Supplemental Agreement;

                  "Senior Indebtedness" means all sums (whether principal, interest, fee or otherwise) which are or at any time may be or become due from or owing by the Borrower to the Agent and/or the Banks (or any of them), whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge under or pursuant to, any of the Financing Documents;

                  "Shareholder Funding" means:-

                  (1) subscription moneys paid by any Shareholder for shares in the Borrower for which that Shareholder has subscribed (and which have not been returned to that Shareholder); or

                  (2) loans made by any Shareholder to the Borrower which are subordinated to the Senior Indebtedness in accordance with this Agreement;

                  "Shareholders" means ATE, CSM and EDBI (and includes their respective successors and permitted assignees and transferees);

                  "Subordinated Indebtedness" means all sums made or to be made available by the Shareholders (or any of them) to the Borrower under or in connection with this Agreement (including, without limitation, under Clause 2);

                  "Termination Date" means, in relation to a Shareholder, the earlier of (1) the date on which that Shareholder has fulfilled all its obligations under Clause 2(A) and (2) the date on which all Shareholder Funding provided by it, if any, in accordance with this Agreement has been converted into shares in the capital of the Borrower; and

                  "Total Indebtedness" means, at any particular time, all sums (whether principal, interest, fee or otherwise) which are then due from or owing by the Borrower to the Agent and the Banks, whether actually or contingently, under or in connection with, any of the Financing Documents to which the Borrower is a party.


(B) Construction: All terms and references used in this Agreement and which are defined or construed in the Credit Agreement but are not defined or construed in this Agreement shall have the same meaning and construction in this Agreement. The provisions of Clause 1(C) of the Credit Agreement shall apply to this Agreement as though they are set out in full in this Agreement (mutatis mutandis) except that references to the Credit Agreement are to be construed as references to this Agreement. All references in this Agreement to a Financing Document include that Financing Document as amended, modified or supplemented from time to time and any document which amends, modifies or supplements that Financing Document.

(C) Miscellaneous: The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement. Unless the context otherwise requires, words denoting the singular number only shall include the plural and vice versa. References to "Clauses" are to be construed as references to the clauses of this Agreement. Any reference to a sub-Clause or a paragraph is to a sub-Clause or paragraph of the Clause in which such reference appears.

2.                UNDERTAKINGS BY SHAREHOLDERS

(A) Shareholders Support: In consideration of the Guarantor Banks agreeing, at the request of the Shareholders, to make available to the Borrower the guarantee facility referred to in Recital (A) above and the Lending Banks agreeing, at the request of the Shareholders, to make available to the Borrower the term loan facility referred to in Recital (A) above and/or the Banks (or any of them) acting under or in connection with the Credit Agreement:-

                  (1)      Completion Guarantee: (a) subject to sub-paragraph
                           (c) below, (i) each Shareholder agrees to procure that the Borrower will not abandon the Project and to procure that Completion is achieved by not later than the Scheduled Completion Date and (ii) each Shareholder shall indemnify each Bank and keep each Bank indemnified against any losses, damages, liabilities, costs and expenses (including, without limitation, legal costs on a full indemnity basis) suffered by that Bank if Completion is not achieved by the Scheduled Completion Date and which would not have been suffered if Completion had been so achieved;

                           (b) each Shareholder agrees to undertake such expenditures as are required in order to ensure its compliance with the provisions of sub-paragraph (a) above and agrees to take all steps necessary to ensure that Completion is achieved by not later than the Scheduled Completion Date (provided that, without prejudice to the obligations of the Shareholders under sub-paragraph (a)(ii) above or any other provision of this Agreement, the aggregate amount of the expenditures by the Shareholders under sub-paragraphs (a)(i) and (b) at any time shall not exceed the difference between S$720,000,000 and the aggregate amount of Shareholding Funding provided by the Shareholders immediately prior to that time); and


                           (c) any payment obligation of a Shareholder arising under sub-paragraph (a) or (b) above shall be limited to that Shareholder's Equity Commitment Percentage of the total amount payable by the Shareholders provided always that the maximum aggregate liability of the Shareholders at any time under sub-paragraph (a)(ii) above shall not exceed the Total Indebtedness at that time;

                  (2) Equity Support: if, on 31st December, 2001, the ratio of the Borrowings of the Borrower to its Net Worth is in excess of 1:1, each Shareholder shall

                    (without demand by the Borrower, the Agent or any Bank) severally provide Shareholder Funding to the Borrower within 14 days after that date in an amount equal to its Equity Commitment Percentage of the difference between (a) S$720,000,000 and (b) the aggregate amount of Shareholder Funding immediately prior to the provision of Shareholder Funding by that Shareholder on that date; and

               (3) DSCR: if, on any Calculation Date, there is a breach by the Borrower of its obligations under Clause 16(16)(b) or Clause 16(16)(c) of the Credit Agreement, each Shareholder shall (without demand by the Borrower, the Agent or any Bank) severally provide Shareholder Funding to the Borrower on that Calculation Date in an amount equal to its Equity Commitment Percentage of the lower of (a) the amount (as determined by the Agent) to enable the Borrower to meet any shortfall in its ability to meet all payments referred to in component "B" of the definition of DSCR falling due during the next succeeding Calculation Period commencing on that Calculation Date and (b) the difference between (i) S$720,000,000 and (ii) the aggregate amount of Shareholder Funding immediately prior to the provision of Shareholder Funding by that Shareholder on that Calculation Date.

(B) Obligations Unconditional: The obligations of the Shareholders under this Clause are unconditional and absolute, irrespective of (1) any event, however fundamental, outside the control of the Borrower or any Shareholder or any other person preventing the Borrower from achieving Completion by the Scheduled Completion Date, (2) any winding-up, liquidation or dissolution of the Borrower,
(3) any Event of Default or action taken by the Agent or any Bank under the Financing Documents or any enforcement of any security constituted by any Financing Document, (4) whether the Project or the business of the Borrower is being carried on by any receiver, judicial manager or other person and (5) any other circumstances whatsoever.

(C) Subscription Procedures: (1) The Borrower and each Shareholder shall do all such things as may be necessary on their part for the provision of Shareholder Funding required pursuant to this Agreement.

         (2) If for any reason whatsoever (including, without limitation, the winding-up, liquidation or dissolution of the Borrower or failure of the Borrower to issue shares or to accept payment), a Shareholder does not or cannot provide Shareholder Funding, that Shareholder will nevertheless, at such times as are specified in this Clause, pay to the Borrower the amount it would otherwise have been obliged to pay by way of Shareholder Funding, which shall be deemed to discharge its obligation to provide that Shareholder Funding.

         (3) If a Shareholder makes a payment under paragraph (2), the Borrower will be liable (on the same terms and conditions) to that Shareholder for the amount of the payment as if it had constituted Shareholder Funding by way of subscription moneys for shares or subordinated loans (as appropriate).

(D) Subordinated Loans: If the Shareholders' obligations under this Clause are fulfilled by means of loans to the Borrower (whether from any of or all the Shareholders or from some other party), each of the Borrower and the Shareholders agrees that such loans shall:-

                  (1)      be unsecured;

                  (2) not be subject to any payment of interest until after the Discharge Date (although interest may accrue on it prior to the Discharge Date); and

                  (3) be subordinated to the Senior Indebtedness in the manner set out in this Agreement (Provided that, notwithstanding anything to the contrary contained in this Agreement, the aggregate amount of such loans which shall be subordinated to the Senior Indebtedness in the manner set out in this Agreement shall not exceed the difference between S$720,000,000 and the aggregate amount of Shareholding Funding provided by the Shareholders by way of subscription moneys for shares).

3.                SUBORDINATION

(A) Subordination: The Shareholders and the Borrower hereby agree with and undertake to the Agent and each of the Banks that, notwithstanding anything to the contrary contained in any agreement or other document constituting or evidencing the Subordinated Indebtedness, before the Discharge Date the Subordinated Indebtedness and the rights and claims of the Shareholders in relation to the Subordinated Indebtedness are subordinated to the Senior Indebtedness and the respective rights and claims of the Banks in relation to the Senior Indebtedness and accordingly, subject as provided in this Agreement, payments of any amount of the Subordinated Indebtedness (whether in the event of the winding-up, liquidation or dissolution of the Borrower or otherwise) are conditional upon all of the Senior Indebtedness having first been fully satisfied and discharged and no payment of any amount of the Subordinated Indebtedness which, but for this Agreement, would otherwise fall due for payment will fall so due, and instead such payment will fall due only if and when the Senior Indebtedness has been fully satisfied and discharged and, if the Subordinated Indebtedness or any part thereof is paid by or on behalf of the Borrower to any Shareholder, that payment shall be forthwith paid over by that Shareholder to the Agent.

(B) Turnover: Without prejudice to the provisions of sub-Clause (A) above, if any amount of Subordinated Indebtedness is discharged or purported to be discharged by payment, repayment, prepayment, set-off or in any other manner in contravention of sub-Clause (A) above or Clause 4 (and, for the avoidance of doubt, any payment of consideration, discount or benefit given or credit terms granted under any of the Excluded Transactions shall be deemed not to be a discharge or purported discharge of any part of the Subordinated Indebtedness), the relevant Shareholder shall:-

                  (1) (if the Shareholder actually receives the amount discharged or purported to be discharged) immediately pay it to the Agent for application towards the Senior Indebtedness; and

                  (2) (if the Shareholder does not, as a result of discharge by set-off or otherwise, actually receive the amount discharged or purported to be discharged) pay to the Agent an amount equal to that discharged or purported to be discharged.

(C) Application: Any amount received by the Agent from any of the Shareholders, or any person on its behalf, under sub-Clause (A) or (B) above shall be applied in the following manner and order:-

                  (1) first, in or towards payment of any costs, charges and expenses incurred by the Agent then due and payable under this Agreement and the other Financing Documents;

                  (2) secondly, in or towards payment of the Senior Indebtedness (and in the event that such sums are insufficient to satisfy in full the Senior Indebtedness, such sums shall be paid to the Banks in proportion to their respective shares of the Senior Indebtedness at the time of payment); and

                  (3) thirdly, in payment of any surplus to that Shareholder or any other person lawfully entitled thereto.

4.                AGREEMENT BY BORROWER AND SHAREHOLDERS

(A) By Borrower: The Borrower agrees and undertakes that prior to the Discharge Date, it shall not, without the prior consent in writing of the Agent and the Banks:-

                  (1) make any loans or advances, whether directly or indirectly, to any of the Shareholders or provide any guarantee, indemnity or security for or in connection with any indebtedness or liabilities of any of the Shareholders or otherwise enter into any transactions with any of the Shareholders other than (a) any transaction on arm's length commercial terms and for valuable consideration or (b) any Excluded Transaction;

                  (2)      secure all or any part of the Subordinated
                           Indebtedness;

                  (3) redeem, purchase or otherwise acquire any of the Subordinated Indebtedness;

                  (4) repay or prepay any, or pay any interest, fees or commissions (but without prejudice to accrual thereof) on, or by reference to, any of the Subordinated Indebtedness otherwise than in accordance with the terms of this Agreement; or

                  (5) take or omit to take any action whereby the subordination of the Subordinated Indebtedness or any part thereof to the Senior Indebtedness may be terminated, impaired or adversely affected.

(B) By Shareholders: Except as otherwise expressly provided in this Agreement, none of the Shareholders shall, without the prior consent in writing of the Agent and the Banks, prior to the Discharge Date:-

                  (1) ask, demand, sue for, take or receive, directly or indirectly, whether by exercise of set-off, counterclaim or in any other manner, or recover or enforce payment of any Subordinated Indebtedness (provided that, for the avoidance of doubt, nothing under this paragraph (1) shall prohibit any asking, demand, suit for, taking or receipt, or recovery or enforcement of, any payment due by the Borrower under any of the Excluded

                           Transactions);

                  (2) take any security from the Borrower or any other person in respect of any Subordinated Indebtedness and any security taken notwithstanding the undertaking in this paragraph (2) shall be held by the relevant Shareholder in trust for the Agent;

                  (3) make or enforce any claim or right against the Borrower or prove in competition with the Agent or any Bank in respect of the performance of any obligation under this Agreement;

                  (4) assign, transfer, sell, charge or purport to assign, transfer, sell, charge or otherwise dispose or purport to dispose of the whole or any part of or any interest in any rights which it may from time to time and for the time being have against the Borrower in respect of the Subordinated Indebtedness; or

                  (5) take or omit to take any action whereby the subordination of the Subordinated Indebtedness or any part thereof to the Senior Indebtedness may be terminated, impaired or adversely affected.

5.                REPRESENTATIONS AND WARRANTIES

(A) By Shareholders: Each of the Shareholders severally represents and warrants to and for the benefit of the Agent and each of the Banks in relation to itself that:-

                  (1) Status: it is a company duly incorporated and validly existing under the laws of Singapore (in the case of CSM and EDBI) or the Netherlands (in the case of
                           ATE), and has the power and authority to own its assets and to conduct the business which it conducts and/or proposes to conduct;



                  (2) Powers: it has the power to enter into, exercise its rights and perform and comply with its obligations under this Agreement;

                  (3) Authorisations and Consents: all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order (a) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Agreement, (b) to ensure that those obligations are valid, legally binding and enforceable, and (c) to make this Agreement admissible in evidence in the courts of Singapore and the Netherlands have been taken, fulfilled and done;

                  (4) Non-Violation of Laws: its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Agreement do not and will not violate, or exceed any power or restriction granted or imposed by, (a) any law to which it is subject or (b) its Memorandum and Articles of Association;

                  (5) Obligations Binding: its obligations under this Agreement are valid, binding and enforceable;

                  (6) Non-Violation of Other Agreements: its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Agreement do not and will not violate, to an extent or in a manner which has or will have a material adverse effect on it, any agreement to which it is a party or which is binding on it or its assets;

                  (7) Litigation: no litigation, arbitration or administrative proceeding is current or pending (a) to restrain the entry into, exercise of its rights under and/or performance or enforcement of or compliance with its obligations under this Agreement or (b) which has or will have a material adverse effect on it;

                  (8) Winding-up: no meeting has been convened for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them, no such step is intended by it and, so far as it is aware, no petition, application or the like is outstanding for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them;

                  (9) No Default: as far as it is aware after having made all due and proper enquiries, no Event of Default or Potential Event of Default has occurred, and it is not in breach of or default under any agreement to an extent or in a manner which has or will have a material adverse effect on it; and

                  (10) Repetition: each of the above representations and warranties will be correct and complied with in all material respects at all times up to the Termination Date as if repeated then by reference to the then existing circumstances.

(B) By CSM: CSM further represents and warrants to and for the benefit of the Agent and each of the Banks that:-

                  (1) Shareholding: CSM is (either directly or through any one or more of its wholly-owned subsidiaries) the legal and beneficial owner of at least 51 per cent. of the issued share capital of the Borrower and Singapore Technologies Pte Ltd is (either directly or through any one of more of its wholly-owned subsidiaries) the legal and beneficial owner of at least 51 per cent. of the issued share capital of CSM;

                  (2) Accounts: its audited accounts and consolidated accounts (if any) as at 31st December, 1996 and for the financial year then ended and as delivered to the Agent (with copies of the reports and approvals referred to in (a) below):-

                           (a) include such financial statements as are required by the laws of Singapore and, save as stated in the notes thereto, were prepared, audited, examined, reported on and approved in accordance with accounting principles and practices generally accepted in Singapore and consistently applied and in accordance with the laws of Singapore and its Memorandum and Articles of Association (or other constitutive documents);

                           (b) together with those notes, give a true and fair view of its state of affairs and financial condition and operations (or, in the case of consolidated accounts, the consolidated state of affairs and financial condition and operations of CSM and its subsidiaries) as at that date and for the financial year then ended; and

                           (c) together with those notes and to the extent required by accounting principles, standards and practices generally accepted in Singapore disclose or reserve against all liabilities (contingent or otherwise) of the relevant person(s) as at that date and all material unrealised or anticipated losses from any commitment entered into by the relevant person(s) and which existed on that date;

                (3) No Material Adverse Change: there has been no material adverse change in its financial condition or operations since 31st December, 1997 nor in the consolidated financial condition or operations of it and its subsidiaries since that date; and

                (4) Repetition: the representation and warranty in paragraph (1) will be correct and complied with in all respects so long as any sum remains to be lent or remains payable under the Credit Agreement as if repeated then by reference to the then existing circumstances and each of the representations and warranties in paragraphs (2) and (3) will be correct and complied with in all material respects at all times up to the Termination Date as if repeated then by reference to the then existing circumstances.

(C) By EDBI: EDBI further represents and warrants to and for the benefit of the Agent and each of the Banks that EDBI is, on the date of this Agreement, the legal and beneficial owner of not less than 19 per cent. of the issued share capital of the Borrower.

(D) By ATE: ATE further represents and warrants and for the benefit of the Agent and each of the Banks that:-

               (1) Shareholding: ATE has an effective shareholding in not less than 30 per cent. of the issued share capital of the Borrower and ATI (either directly or through any one or more of its subsidiaries in which it owns not less than 95 per cent. of the issued share capital of that subsidiary) has an effective shareholding in not less than 30 per cent. of the issued share capital of the Borrower for a period of not less than four years from the date of the Joint Venture Agreement;

              (2) Information Pack: at 13th October, 1999, the information in the Information Pack relating to, and provided by, ATI was true, complete and accurate in all material respects;

                  (3) No Material Adverse Change: there has been no material adverse change in the financial condition or operations of ATI since 13th October, 1999; and

                  (4) Repetition: the representation and warranty in paragraph (1) will be correct and complied with in all respects so long as any sum remains to be lent or remains payable under the Credit Agreement as if repeated then by reference to the then existing circumstances and the representation and warranty in paragraph (2) will be correct and complied with in all material respects at all times up to the Termination Date as if repeated then by reference to the then existing circumstances.

6.                UNDERTAKINGS

(A) By Shareholders: (1) Each of the Shareholders severally undertakes that, at all times prior to the Termination Date:-

                  (a) Litigation: it will, as soon as reasonably practicable, deliver to the Agent for distribution to the Banks details of any litigation, arbitration or administrative proceeding which, if to its knowledge had been current or pending at the date of this Agreement, would have rendered the representation and warranty in Clause 5(A)(7) incorrect;

                  (b) Other Information: it will, as soon as reasonably practicable, deliver to the Agent for distribution to the Banks such other information relating to its financial condition or business of it as the Agent (or any Bank through the Agent) may from time to time reasonably require (except for information of a proprietary nature or which is reasonably regarded by it as confidential); and

                  (c) Further Assurance: it will from time to time on reasonable request by the Agent acting on the instructions of the Majority Banks do or procure the doing of all such acts and will execute or procure the execution of all such documents as may be reasonably necessary for giving full effect to this Agreement or securing to the Agent and the Banks the full benefits of all rights, powers and remedies conferred upon the Agent and the Banks in this Agreement.

         (2) Each of the Shareholders severally undertakes that, so long as any sum remains to be lent or remains payable under the Credit Agreement:-

                  (a) No Winding-up: it will not propose or vote in favour of any resolution for the winding-up, liquidation or dissolution of the Borrower; and

                  (b) Dividends: it will exercise all voting rights attaching to the shares in the capital of the Borrower for the time being held by it so as to ensure that the Borrower does not declare or pay any dividend otherwise then in accordance with Clause 16(13) of the Credit Agreement.

(B) By CSM: (1) CSM further undertakes that, so long as any sum remains to be lent or remains payable under the Credit Agreement, it will be (either directly or through any one or more of its wholly-owned subsidiaries) the legal and beneficial owner of at least 51 per cent. of the issued share capital of the Borrower and Singapore Technologies Pte Ltd will be (either directly or through any one or more of its wholly-owned subsidiaries) the legal and beneficial owner of at least 51 per cent. of the issued share capital of CSM.

         (2) CSM further undertakes that, at all times prior to the Termination Date, it will, as soon as available and in any event within 180 days after the end of each of its financial years (beginning with the current one), deliver to the Agent enough copies for the Banks of its audited accounts (both consolidated and unconsolidated) as at the end of and for that financial year.

(C) By EDBI: EDBI further undertakes that, at all times prior to the Termination Date, it will deliver to the Agent as soon as available and in any event within 180 days after the end of each of its financial years (beginning with the current one), enough copies for the Banks of a statement as to its share capital and reserves as at the end of and for that financial year.

(D) By ATE: (1) ATE further undertakes that, so long as any sum remains to be lent or remains payable under the Credit Agreement, ATI (either directly or through one or more of its subsidiaries in which it owns not less than 95 per cent. of the issued share capital of that subsidiary) will have an effective shareholding in not less than 30 per cent. of the issued share capital of the Borrower for a period of not less than four years from the date of the Joint Venture Agreement.

         (2) ATE further undertakes that, at all times prior to the Termination Date:-

                  (a) Preparation of Accounts: it will ensure that all accounts of ATI to be delivered by it under this Agreement are prepared in such manner that they will:-

                    (i) include such financial statements as are required by the laws of the United States of America and, save as stated in the notes thereto, were prepared, audited, examined, reported on and approved in accordance with accounting principles and practices generally accepted in the United States of America consistently applied and in accordance with the laws of the United States of America and its Memorandum and Articles of Association (or other constitutive documents);

                    (ii) together with those notes, give a true and fair view of its state of affairs and financial condition and operations (or, in the case of consolidated accounts, the consolidated state of affairs and financial condition and operations of ATI and its subsidiaries) as at that date and for the financial year then ended; and

                   (iii) together with those notes and to the extent required by accounting principles, standards and practices generally accepted in the United States of America disclose or reserve against all liabilities (contingent or otherwise) of the relevant person(s) as at that date and all material unrealised or anticipated losses from any commitment entered into by the relevant person(s) and which existed on that date; and

                  (b) it will, as soon as available and in any event within 180 days after the end of each of its financial years (beginning with the current one), deliver, or cause to be delivered, to the Agent enough copies for the Banks (on the basis of one copy for each Bank) of the published annual report of ATI as at the end of and for that financial year.

7.                PAYMENTS

(A) Taxes: (1) All sums payable by the Shareholders under this Agreement shall be paid (1) free of any restriction or condition, (2) free and clear of and (except to the extent required by law) without any deduction or withholding for or on account of any tax and (3) without deduction or withholding (except to the extent required by law) on account of any other amount, whether by way of set-off or otherwise.

         (2) If any of the Shareholders or any other person (whether or not a party to, or on behalf of a party to, this Agreement) must at any time deduct or withhold any tax or other amount from any sum paid or payable by, or received or receivable from, that Shareholder under this Agreement, that Shareholder shall pay such additional amount as is necessary to ensure that the Agent or, as the case may be, the Bank to which that sum is due, receives on the due date and retains (free from any liability other than tax on its own overall net income) a net sum equal to what it would have received and so retained had no such deduction or withholding been required or made.

         (3) If any of the Shareholders or any other person (whether or not a party to, or on behalf of a party to, this Agreement) must at any time pay any tax or other amount on, or calculated by reference to, any sum received or receivable by the Agent or, as the case may be, any of the Banks from that Shareholder under this Agreement (except for a payment by the Agent or a Bank of tax on its own overall net income), that Shareholder shall pay or procure the payment of that tax or other amount before any interest or penalty becomes payable or, if that tax or other amount is payable and paid by the Agent or any Bank, shall reimburse it on demand for the amount paid by it.

         (4) Within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any tax or other amount which it is required by paragraph (3) above to pay, the relevant Shareholder shall deliver to the Agent evidence reasonably satisfactory to the Agent or, as the case may be, the relevant Bank of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authority.

         (5) As soon as any of the Shareholders is aware that any such deduction, withholding or payment is required (or any change in any such requirement), that Shareholder shall notify the Agent.

(B) Goods and Services Tax: Each of the Shareholders shall also pay to the Agent and each Bank on demand, in addition to any amount payable by that Shareholder under this Agreement, any goods and services, value added or other similar tax payable in respect of that amount (and any reference in this Agreement to that amount shall be deemed to include any such taxes payable in addition to it).

(C)               Refund of Tax Credits: If:-

                  (1)      any Shareholder makes a payment under sub-Clause
                           (A)(2) or (3) (a "Tax Payment") in respect of a payment to a Bank under this Agreement; and

                  (2) that bank determines in its absolute discretion that it has obtained a refund of tax or obtained and used a credit against tax on its overall net income (a "Tax Credit") which that Bank in its absolute discretion is able to identify as attributable to that Tax Payment, then, if in its absolute discretion it can do so without any adverse consequences for that Bank, that Bank shall reimburse that Shareholder such amount as that Bank in its absolute discretion determines to be such proportion of that Tax Credit as will leave that Bank (after that reimbursement) in no better or worse position in respect of its worldwide tax liabilities than it would have been in if no Tax Payment had been required. A Bank shall have an absolute discretion as to whether to claim any Tax Credit (and, if it does claim, the extent, order and manner in which it does so) and whether any amount is due from it under this sub-Clause (C) (and, if so, what amount and when). No Bank shall be obliged to disclose any information regarding its tax affairs and computations.

(D) Currency Indemnity: (1) Any amount received or recovered by the Agent or any Bank in respect of any sum expressed to be due to it from any Shareholder under or in connection with this Agreement in a currency (such currency being referred to as the "Relevant Currency") other than the currency in which such sum is expressed to be due under this Agreement (such currency being referred to as the "Currency of Account") whether as a result of, or of the enforcement of, a judgment or order of a court or tribunal of any jurisdiction, in the winding-up of that Shareholder or otherwise, shall only constitute a discharge to that Shareholder to the extent of the amount in the Currency of Account which the recipient is able, in accordance with its usual practice, to purchase with the amount of the Relevant Currency so received or recovered on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

         (2) If that amount in the Currency of Account is less than the amount of the Currency of Account due to the recipient under or in connection with this Agreement, that Shareholder shall indemnify it against any loss sustained by it as a result. In any event, that Shareholder shall indemnify the recipient against the cost of making any such purchase. For the purpose of this sub-Clause
(D), it will be sufficient for the recipient to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

         (3) Each of the indemnities in this sub-Clause (D) constitutes a separate and independent obligation from the other obligations in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Agent, any Arranger and/or any Bank and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Agreement or any other judgment or order.

8.                NATURE OF RIGHTS AND OBLIGATIONS

(A) No Release: The obligations of the Shareholders under this Agreement (excluding, for the avoidance of doubt, any obligation of the Shareholders under this Agreement which has been discharged) shall not be discharged, impaired or otherwise affected by any act, omission, matter or thing which, but for this sub-Clause (A), may operate to release or otherwise exonerate any of the Shareholders from its obligations under this Agreement in whole or in part, including without limitation and whether or not known to it or any other person:-

                    (1)  any variation in or to the Project;

                    (2) any time, indulgence, concession waiver or consent at any time given by the Agent and/or any of the Banks in respect of the Senior Indebtedness or any part thereof or to the Borrower, any Shareholder or any other person;

                    (3) any amendment or supplement to any provision of any Financing Document or any other agreement, security, guarantee or indemnity;

                    (4) the making or the absence of any demand on the Borrower, any Shareholder or any other person for payment;

                    (5) the enforcement or absence of enforcement of or release of any of the Financing Documents or any other agreement, security, guarantee or indemnity held in respect of the Senior Indebtedness;

                    (6) the winding-up, insolvency, bankruptcy, amalgamation, reconstruction or reorganisation of the Borrower, any Shareholder or any other person;

                    (7) the illegality, invalidity or unenforceability of or any defect in any provision of any Financing Document or any other agreement, security, guarantee or indemnity or any of the obligations of the Borrower, any Shareholder or any other person thereunder, whether on the grounds of ultra vires, not being in the interests of the Borrower or any other person, not having been duly authorised, executed or delivered by the Borrower or any other person or for any reason whatsoever; or

                    (8) any other act, event or omission which but for this provision would or might operate to impair or discharge the obligations of any Shareholder under this Agreement.

(B) Continuing Obligations: The obligations of the Shareholders and the Borrower under this Agreement are continuing obligations, will not be discharged by any intermediate payment and will remain in full force and effect until the obligations have been fulfilled (for the avoidance of doubt, nothing in this sub-Clause (B) shall affect any obligations of the Borrower or any Shareholder which has been discharged by the due and proper performance by the Borrower or such Shareholder of such obligations).

(C) Reinstatement: (1) Any settlement or discharge between the Agent or any of the Banks and any of the Shareholders shall be conditional upon no security or payment to the Agent or such Bank by the Borrower or any other person being avoided or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or winding-up for the time being in force or by virtue of any obligation to give effect to any preference or priority and the Agent or such Bank (as the case may be) shall be entitled to recover the value or amount of any such security or payment from that Shareholder subsequently as if such settlement or discharge had not occurred.

         (2) Without prejudice to the provisions of paragraph (2), where any discharge (whether in respect of the obligations of any Shareholder or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be repaid on bankruptcy, insolvency or winding-up or otherwise without limitation, the liability of the Shareholders under this Agreement shall, unless the Agent and the Banks agree otherwise, continue as if the discharge or arrangement, as the case may be, had not occurred.

(D) Failure by Shareholder: The failure of a Shareholder or the Borrower to perform or comply with any of its obligations under this Agreement shall not release any other Shareholder or the Borrower of its obligations under this Agreement.

(E) Immediate Recourse: Each Shareholder waives any right which it may have of first requesting the Agent or any of the Banks to proceed against or enforce any other rights or security or claim payment from the Borrower, any other Shareholder or any other person before claiming from the Shareholder under this Agreement.

(F) Additional Security: This Agreement shall be in addition to and shall not in any way be prejudiced by any other security now or hereafter held by the Agent or any Bank as security for the obligations of the Borrower under the Credit Agreement.

9.  EXPENSES

(A) By Shareholders: Each of the Shareholders shall pay on demand all costs and expenses (including legal expenses on a full indemnity basis) reasonably incurred by the Agent and/or any of the Banks in protecting or enforcing any rights against it under this Agreement.

(B) By Borrower: The Borrower shall pay on demand all costs and expenses (including legal expenses on a full indemnity basis) reasonably incurred by the Agent and/or any of the Banks in protecting or enforcing any rights against it under this Agreement.

10. BENEFIT OF AGREEMENT

(A) Shareholders/Borrower: The Borrower may not assign or transfer any of its rights, benefits or obligations under this Agreement. None of the Shareholders may assign or transfer any of their respective rights, benefits or obligations under this Agreement other than in the following manner and upon the following terms:-

     (1) in the case of EDBI, it may transfer all of its rights, benefits and obligations under this Agreement to any of its wholly-owned subsidiaries which has acquired all the shares owned by EDBI in the Borrower, provided that (a) the transferee shall have agreed in writing to the other parties to this Agreement to assume all the obligations of EDBI under this Agreement and (b) EDBI and the transferee shall have undertaken to the other parties to this Agreement to ensure that, in the event that the transferee ceases to be a wholly-owned subsidiary of EDBI, the transferee shall transfer all its rights, benefits and obligations under this Agreement to EDBI or a wholly-owned subsidiary of EDBI; and

     (2) in the case of ATE, it may transfer all of its rights, benefits and obligations under this Agreement to a ATI Entity (provided that, at the time of such transfer, ATI owns at least 95 per cent. of the issued share capital of such ATI Entity) which has acquired all the shares owned by ATE in the Borrower, provided that (a) such ATI Entity shall have undertaken to the other parties to this Agreement to assume all the obligations of ATE under this Agreement and (b) ATE and such ATI Entity shall have undertaken to the other parties to this Agreement to ensure that, in the event ATI ceases to own at least 95 per cent. of the issued share capital of such ATI Entity, such ATI Entity shall transfer all its rights, benefits and obligations under this Agreement to ATI, ATE or another ATI Entity (of which ATI owns at least 95 per cent. of its issued share capital).

(B) Agent/Banks: (1) Each of the Agent and the Banks may assign all or part of its rights under this Agreement without the consent of any party to any assignee or transferee under the Credit Agreement (but the assignor shall give to the Borrower prior notice of such assignment or transfer). Any such assignee shall be entitled to the full benefit of this Agreement to the same extent as if it were an original party in respect of the rights assigned to it.

         (2) None of the Shareholders and the Borrower shall be liable for any costs or expenses which may be incurred in connection with any assignment or transfer of any of the rights of the Agent or any of the Banks under this Agreement.

(C) Disclosure of Information: The Agent or any of the Banks may disclose on a confidential basis to any other party to the Financing Documents or any of its other branches or its headquarters or to an actual or potential New Lending Bank, assignee, sub-participant or the like such information about the Borrower, any Shareholder or any other person as it may think fit and may disclose to such party such information about the Borrower or any of the Shareholders with the prior consent in writing of the Borrower or, as the case may be, such Shareholder (Provided that, at any time and from time to time after the making of a declaration under Clause 17(B) of the Credit Agreement, (1) no such consent will be required for any such disclosure and (2) the Agent or the relevant Bank making any such disclosure shall, if practicable, consult with the Borrower or, as the case may be, such Shareholder prior to making any such disclosure and shall consider in good faith any request from the Borrower or, as the case may be, such Shareholder to the Agent or such Bank not to make any such disclosure or to delay making any such disclosure).

(D) Limitation on Certain Obligations: If, at the time of any assignment or transfer by a Bank, circumstances exist which would oblige any Shareholder to pay to the assignee or transfer under Clause 7(A) any sum in excess of the sum (if any) which it would have been obliged to pay to that Bank under that Clause in the absence of that assignment or transfer, that Shareholder shall not be obliged to pay that excess.

11. WAIVERS

     No failure on the part of the Agent or any of the Banks to exercise, and no delay on its part in exercising, any right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any other rights or remedies (whether provided by law or otherwise).

12. COMMUNICATIONS

(A) Addresses: Each communication under this Agreement shall be made by fax, telex or otherwise in writing. Each communication or document to be delivered to any party under this Agreement shall be sent to that party at the fax number, telex number or address, and marked for the attention of the person (if any), from time to time designated by that party to the Agent (or, in the case of the Agent, by it to each other party) for the purpose of this Agreement. The initial fax number, telex number, address and person (if any) so designated by each party are set out against its name at the end of this Agreement.

(B) Deemed Delivery: Any communication under this Agreement shall be deemed to have been received (if sent by fax or telex) on the day of despatch or (in any other case) when left at the address required by sub-Clause (A) above or within five days after being sent by prepaid post (by airmail if to another country) addressed to it at that address.

13. PARTIAL INVALIDITY

    The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

14. GOVERNING LAW AND JURISDICTION

(A) Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of Singapore.

(B) Singapore Courts: For the benefit of the Agent and each Bank, all the parties irrevocably agree that the courts of Singapore are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that, accordingly, any legal action or proceedings arising out of or in connection with this Agreement ("Proceedings") may be brought in those courts and each of the Borrower and the Shareholders irrevocably submits to the jurisdiction of those courts.

(C) Other Competent Jurisdiction: Nothing in this Clause shall limit the right of the Agent and/or any Bank to take Proceedings against the Borrower or any of the Shareholders in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the Agent and/or any Bank from taking Proceedings in any other jurisdiction, whether concurrently or not.

(D) Venue: Each of the Borrower and the Shareholders irrevocably waives any objection which it may at any time have to the laying of the venue of any Proceedings in any court referred to in this Clause and any claim that any such Proceedings have been brought in an inconvenient forum.

(E) Service of Process: (1) ATE irrevocably appoints Agilent Technologies Singapore

Pte Ltd (now of 438B, Alexandra Road, #05-05, #05-07/12, Alexandra Technopark B, Singapore 119968, Attention: Legal Counsel) to receive, for it and on its behalf, service of process in any Proceedings in Singapore. Such service shall be deemed completed on delivery to the process agent (whether or not it is forwarded to and received by ATE). If for any reason the process agent ceases to be able to act as such or no longer has an address in Singapore, ATE irrevocably agrees to appoint a substitute process agent acceptable to the Agent, and to deliver to the Agent a copy of the new agent's acceptance of that appointment, within 30 days. Nothing shall affect the right to serve process in any other manner permitted by law.


(F) Consent to Enforcement, etc.: Each of the Borrower and the Shareholders irrevocably and generally consents in respect of any Proceedings anywhere to the giving of any relief or the issue of any process in connection with those Proceedings including, without limitation, the making, enforcement or execution against any assets whatsoever (irrespective of their use or intended use) of any order or judgment which may be made or given in those Proceedings.

(G) Waiver of Immunity: Each of the Borrower and the Shareholders irrevocably agrees that, should the Agent or any Bank take any Proceedings anywhere (whether for an injunction, specific performance, damages or otherwise), no immunity (to the extent that it may at any time exist, whether on the grounds of sovereignty or otherwise) from those Proceedings, from attachment (whether in aid of execution, before judgment or otherwise) of its assets or from execution of judgment shall be claimed by it or on its behalf or with respect to its assets, any such immunity being irrevocably waived. Each of the Borrower and the Shareholders irrevocably agrees that it and its assets are, and shall be, subject to such Proceedings, attachment or execution in respect of its obligations under this Agreement.

                  I N   W I T N E S S   W H E R E O F this Supplemental
Agreement has been entered into on the date stated at the beginning.


THE BORROWER


CHARTERED SILICON PARTNERS PTE LTD
60, Woodland Industrial Park D,
Street 2,
Singapore 738406.


Fax Number: 362 2909
Attention: Legal Department




By: /s/ Chia Song Hwee                     Witness: /s/ Angela Hon
    --------------------------                      ---------------------------

Name: Chia Song Hwee                       Name: Angela Hon
      ------------------------                  -------------------------------

Title: Chief Financial Officer             Address:
       -----------------------                      ---------------------------



THE ARRANGERS

ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.


Fax Number: 231 8477
Telex Number: RS 24396
Attention: Ms Samantha Chew/Ms Pauline Low




By: /s/ Goh Chong Theng                    By: /s/ Rajan Ray
    -------------------------                  ---------------------------

Name: Goh Chong Theng                      Name: Rajan Ray
      -----------------------                   -------------------------------

Title: Senior Vice President               Title: Country Manager
       ----------------------                     ---------------------------

BAYERISCHE LANDESBANK GIROZENTRALE,
 SINGAPORE BRANCH
300, Beach Road, #37-01,
The Concourse,
Singapore 199555.


Fax Number: 293 3171
Telex Number: RS 21445 BAYSIN
Attention: Mr Ng Chong Inn





By: /s/ Ng Chong Inn                       By: /s/ Lum Wai Yue
    -------------------------                  --------------------------------

Name: Ng Chong Inn                         Name: Lum Wai Yue
      -----------------------                   -------------------------------

Title: Vice President                      Title: Assistant Vice President
       ----------------------                     -----------------------------







CITIBANK, N.A.,
SINGAPORE BRANCH
5, Shenton Way, #37-03,
UIC Building,
Singapore 068808.


Fax Number: 225 1584
Telex Number: RS 24584 CITBANK
Attention: Mr Bill Chua/Mr Lim Shien Kwok





By: /s/ Bill Chua
    -------------------------

Name: Bill Chua
      -----------------------

Title: Vice President
       ----------------------

OVERSEAS UNION BANK LIMITED
1, Raffles Place, 10th Floor,
OUB Centre,
Singapore 048616.


Fax Number: 532 2686/538 2449
Telex Number: RS 23916
Attention: Mr Jeffrey Ling/Ms Seah Siew Kee





By: /s/ Jeffrey Ling
   --------------------------

Name: Jeffrey Ling
      -----------------------

Title: Vice President
      -----------------------


THE SUMITOMO BANK, LIMITED,
 SINGAPORE BRANCH
6, Shenton Way, #27-08,
DBS Tower Two,
Singapore 068809.


Fax Number: 225 9647
Telex Number: RS 21656 SUMITBK
Attention: Ms Serene Chee




By: /s/ Kazushige Goto
   -----------------------------

Name: Kazushige Goto
      --------------------------

Title: Assistant General Manager
      --------------------------

GUARANTOR BANKS

ABN-AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.


Fax Number: 231 8477
Telex Number: RS 24396
Attention: Ms Samantha Chew/Ms Pauline Low





By: /s/ Goh Chong Theng                    By: /s/ Rajan Ray
   ---------------------------                ---------------------------------

Name: Goh Chong Theng                      Name: Rajan Ray
      ------------------------                   ------------------------------

Title: Senior Vice President               Title: Country Manager
      ------------------------                   ------------------------------



BAYERISCHE LANDESBANK GIROZENTRALE,
 SINGAPORE BRANCH
300, Beach Road, #37-01,
The Concourse,
Singapore 199555.


Fax Number: 293 3171
Telex Number: RS 21445 BAYSIN
Attention: Mr Ng Chong Inn




By: /s/ Ng Chong Inn                       By: /s/ Lum Wai Yue
   --------------------------                 ---------------------------------

Name: Ng Chong Inn                         Name: Lum Wai Yue
      -----------------------                    ------------------------------

Title: Vice President                      Title: Assistant Vice President
      -----------------------                    ------------------------------

CITIBANK, N.A., SINGAPORE BRANCH
5, Shenton Way, #37-03,
UIC Building,
Singapore 068808.


Fax Number: 225 1584
Telex Number: RS 24584 CITBANK
Attention: Mr Bill Chua/Mr Lim Shien Kwok





By:  /s/ Bill Chua
   --------------------------
Name:    Bill Chua
     ------------------------
Title:  Vice President
      -----------------------



OVERSEAS UNION BANK LIMITED
1, Raffles Place, 10th Floor,
OUB Centre,
Singapore 048616.


Fax Number: 532 2686/538 2449
Telex Number: RS 23916
Attention: Mr Jeffrey Ling/Ms Seah Siew Kee





By:   /s/ Jeffrey Ling
   --------------------------
Name:     Jeffrey Ling
     ------------------------
Title:  Vice President
      -----------------------

THE SUMITOMO BANK, LIMITED,
 SINGAPORE BRANCH
6, Shenton Way, #27-08,
DBS Tower Two,
Singapore 068809.


Fax Number: 225 9647
Telex Number: RS 21656 SUMITBK
Attention:  Ms Serene Chee





By: /s/ Kazushige Goto
    -----------------------------
Name: Kazushige Goto
    -----------------------------
Title: Assistant General Manager
    -----------------------------



THE SANWA BANK, LIMITED,
 SINGAPORE BRANCH
6, Raffles Quay, #24-01,
John Hancock Tower,
Singapore 048580.


Fax Number: 538 4636
Telex Number: RS 28573
Attention: Ms Loh Soh Wah/Mr Lim Wee Hian




By: /s/ Tan Teck Soon
    -----------------------------
Name: Tan Teck Soon
    -----------------------------
Title: Senior Manager
    -----------------------------

THE BANK OF TOKYO-MITSUBISHI, LTD.,
 SINGAPORE BRANCH
9, Raffles Place, #01-01,
Republic Plaza,
Singapore 048619.


Fax Number: 538 8083
Telex Number: RS 24363
Attention: Ms Beatrice Chan (Loan Administration Department)/
             Mr Gan Boon Seng (Corporate Finance Department)





By: /s/ Kazuaki Inamoto
    -------------------------

Name: Kazuaki Inamoto
      -----------------------

Title: Deputy General Manager
       ----------------------




DEN DANSKE BANK AKTIESELSKAB,
 SINGAPORE BRANCH
50, Raffles Place, #24-01,
Singapore Land Tower,
Singapore 048623.


Fax Number: 224 3320
Telex Number: 28030 DDBSIN
Attention: Mr Jorgen Faenoe/Ms Maureen Wee


By: /s/ Jorgen Faenoe                      By:
    -------------------------                  -------------------------

Name: Jorgen Faenoe                        Name:
      -----------------------                    -----------------------

Title: Manager                             Title:
       ----------------------                     ----------------------

THE LENDING BANKS

ABN-AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.


Fax Number: 231 8477
Telex Number: RS 24396
Attention: Ms Samantha Chew/Ms Pauline Low



By: /s/ Goh Chong Theng                    By: /s/ Rajan Ray
    -----------------------------              -----------------------------

Name: Goh Chong Theng                      Name: Rajan Ray
      ---------------------------                ---------------------------

Title: Senior Vice President               Title: Country Manager
       --------------------------                 --------------------------



BAYERISCHE LANDESBANK GIROZENTRALE,
 SINGAPORE BRANCH
300, Beach Road, #37-01,
The Concourse,
Singapore 199555.


Fax Number: 293 3171
Telex Number: RS 21445 BAYSIN
Attention: Mr Ng Chong Inn





By: /s/ Ng Chong Inn                       By: /s/ Lum Wai Yue
    -----------------------------              -----------------------------

Name: Ng Chong Inn                         Name: Lum Wai Yue
      ---------------------------                ---------------------------

Title: Vice President                      Title: Assistant Vice President
       --------------------------                 --------------------------

CITIBANK, N.A., SINGAPORE BRANCH
5, Shenton Way, #37-03,
UIC Building,
Singapore 068808.


Fax Number: 225 1584/426 8959
Telex Number: RS 24584 CITBANK
Attention: Mr Bill Chua/Mr Lim Shien Kwok




By: /s/ Bill Chua
    -----------------------------

Name: Bill Chua
      ---------------------------

Title: Vice President
       --------------------------


OVERSEAS UNION BANK LIMITED
1, Raffles Place, 10th Floor,
OUB Centre,
Singapore 048616.


Fax Number: 532 2686/538 2449
Telex Number: RS 23916
Attention: Mr Jeffrey Ling/Ms Seah Siew Kee




By: /s/ Jeffrey Ling
    -----------------------------

Name: Jeffrey Ling
      ---------------------------

Title: Vice President
       --------------------------

THE SUMITOMO BANK, LIMITED,
 SINGAPORE BRANCH
6, Shenton Way, #27-08,
DBS Tower Two,
Singapore 068809.


Fax Number: 225 9647
Telex Number: RS 21656 SUMITBK
Attention:  Ms Serene Chee





By: /s/ Kazushige Goto
   --------------------------------
Name:  Kazushige Goto
     ------------------------------
Title:  Assistant General Manager
      -----------------------------





THE BANK OF TOKYO-MITSUBISHI, LTD.,
 SINGAPORE BRANCH
9, Raffles Place, #01-01,
Republic Plaza,
Singapore 048619.


Fax Number: 538 8083
Telex Number: RS 24363
Attention: Ms Beatrice Chan (Loan Administration Department)/
             Mr Gan Boon Seng (Corporate Finance Department)





By:  /s/ Sugiyama, Hajime
   --------------------------------
Name: Sugiyama, Hajime
     ------------------------------
Title:  Deputy General Manager
      -----------------------------

DEN DANSKE BANK AKTIESELSKAB,
 SINGAPORE BRANCH
50, Raffles Place, #24-01,
Singapore Land Tower,
Singapore 048623.


Fax Number: 224 3320
Telex Number: 28030 DDBSIN
Attention: Mr Jorgen Faenoe/Ms Maureen Wee



By: /s/ Jorgen Faenoe                      By:
    -------------------------                  ------------------------------
Name: Jorgen Faenoe                        Name:
      -----------------------                    ----------------------------
Title: Manager                             Title:
       ----------------------                     ----------------------------




THE AGENT

ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.


Fax Number: 536 7816
Telex Number: RS 24396
Attention: Ms Sally Loh/Ms Patricia Teo




By: /s/ Goh Chong Theng                    By: /s/ Rajan Ray
    -------------------------                  ------------------------------
Name: Goh Chong Theng                      Name: Rajan Ray
      -----------------------                    ----------------------------
Title: Senior Vice President               Title: Country Manager
       ----------------------                     ----------------------------